            December 31, 1999



            Annual Report 99






                                                           Asset Allocation Fund
                                                                 Bond Index Fund
                                                               Money Market Fund
                                                              S&P 500 Stock Fund






                                      Advised by Barclays Global Fund Advisors
                                      Sponsored and distributed by Stephens Inc.
                                      Member NYSE/SIPC



                                         Barclays Global Investors Funds, Inc.

                               Table of Contents

Letter to Shareholders............................................    1
Barclays Global Investors Funds Market Overview...................    2
Managers' Discussion and Analysis.................................    4

Barclays Global Investors Funds, Inc.

  Statements of Assets and Liabilities............................   11
  Statements of Operations........................................   12
  Statements of Changes in Net Assets.............................   14
  Financial Highlights............................................   17
  Notes to the Financial Statements...............................   21
  Independent Auditors' Report....................................   25

Master Investment Portfolio -- Portfolios of Investments

  Asset Allocation Master Portfolio...............................   26
  Bond Index Master Portfolio.....................................   41
  Money Market Master Portfolio...................................   47
  S&P 500 Index Master Portfolio..................................   49

Master Investment Portfolio

  Statements of Assets and Liabilities............................   63
  Statements of Operations........................................   64
  Statements of Changes in Net Assets.............................   66
  Master Investment Portfolio Notes to the Financial
    Statements....................................................   68
  Independent Auditors' Report....................................   73

To Our Shareholders

    The 1999 fiscal year was one of significant change, growth, and opportunity. Highlights from the year include:

    . MasterWorks(R) Funds Inc. was renamed Barclays Global Investors Funds,
      Inc. on July 1, 1999. The name change does not affect the Funds' strategies, ownership, or investment objectives, and you can still find daily prices in print and online.

    . Upon shareholder approval, the U.S. Treasury Allocation Fund merged with the Bond Index Fund on October 29, 1999.

    . The Funds' fiscal year end was changed from February 28 to December 31.
      Accordingly, this report covers the ten-month period ending December 31. Future semi-annual reports will cover the six-month period ending June 30, and future annual reports will cover the 12-month period ending December 31.

    . The Dow Jones Industrial Average, which measures the value of 30 actively traded, well-established U.S. companies, surpassed 10,000 points on March 16, 1999.

    . The return of the Standard and Poor's 500 Index, which measures the performance of 500 widely-held industrial, transportation, financial, and utility stocks of U.S. companies, surpassed 20% for the fifth consecutive year.

    . The Federal Reserve Board raised short-term interest rates three times during the year.

    As we look back on another year in which the Dow Jones Industrial Average and the S&P 500 Index reached record-high levels, we urge investors to maintain a long-term perspective when making investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

    The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                          February 2000

Barclays Global Investors Funds Market Overview
10-Month Period Ended December 31, 1999

U.S. Equity Markets

    The fiscal period that began March 1, 1999 opened on a positive note for large-cap stocks. The Dow Jones Industrial Average reached a new milestone on March 16, breaking through the 10,000-point barrier. A healthy U.S. economy and an appetite for technology stocks drove the market, with an emphasis on rising earnings that left value stocks largely ignored in favor of growth stocks.

    During the months of April and May, concern surfaced about an overheated economy. Although unemployment figures remained benign, consumer and wholesale prices had begun to heat up. A recovery in European countries compounded worries of potential inflation and corresponding Federal Reserve intervention. Markets reflected this apprehension, as investors shunned growth stocks for value. For example, within the S&P 500 Index, value stocks returned 10.80%, while growth stocks returned only 3.83% for the quarter ending June 30. The S&P 500 Index returned 7.05% overall, closing the quarter at a new high.

    Although it raised short-term interest rates by 0.25% on June 30, the Federal Reserve Board indicated that there would not be additional increases in the near future. The markets welcomed the news and enjoyed a brief rally. However, worries over higher interest rates were rekindled as many companies released favorable earnings reports in July. After reaching new highs on July 16, U.S. equities tumbled through the end of the third quarter and into the second week of October, giving back some of the gains they had accumulated for the year. Tightening labor markets and strong domestic demand figures released in August contributed to the decline. For the quarter ended September 30, the S&P 500 Index lost 6.24%. Only the technology-driven Nasdaq posted positive returns for the quarter.

    October began on a negative note as high producer price reports provided further indications of an overheated economy. However, the tide soon changed and markets rebounded sharply during the second half of the month. The S&P 500 Index returned 6.33% for October, one of its best monthly returns in a decade. The technology sector propelled the Nasdaq to new highs, setting 16 record closing highs in November. The surge in equities continued through year end, and the S&P 500 Index gained 14.88% for the quarter. Its return of 21.04% for the year marked the fifth year in a row that its performance has exceeded 20%. For the Nasdaq, results were even more stunning, as technology stocks drove the index up 22% for the month of December alone, returning 86% for the year.

    Not surprisingly, the technology sector was the largest contributor to U.S. equity performance for the year. Although value stocks and growth stocks fell alternately in and out of favor, growth stocks overwhelmingly outperformed value stocks.

U.S. Fixed-income Markets

    The 1999 fiscal period began with a dramatic shift in the economic landscape that 1998 experienced. The turmoil sparked by Russia's devaluation of the ruble and default on its debt in August 1998, had ultimately led to the Federal Reserve Board's three consecutive monthly short-term interest rate cuts, a cumulative 0.75%, in the fall of 1998. By January 1999, many investors had anticipated an economic slowdown in the U.S., and expectations of further easing of monetary policy were predominant.

    However, investors were soon to learn that the U.S. economy had grown a staggering 6.0% in the fourth quarter of 1998. Coupled with reports of the lowest unemployment rates since 1970, the economic outlook caused market participants to rethink their position.

    As investors' fears about inflation mounted, interest rates rose. During the second quarter of 1999, the yields on 30-year Treasury bonds rose to just over 6%. On June 30, the Federal Reserve Board raised short-term interest rates 0.25%, citing improved global conditions, recovering foreign economies, and continued strength in the domestic economy. However, the bond market rallied in response to the Fed's move to a neutral stance in regard to further tightening.

    In the third quarter, tightness in the labor market and weakness in the dollar drove yields higher. The employment cost index, released at the end of July, rose at its fastest rate in eight years. By August 6, the 30-year Treasury bond yield had risen to 6.28%, its highest level in 20 months. In the midst of these inflationary pressures, the Federal Reserve Board increased rates another 0.25% on July 16. After a bleak August, bonds staged a brief rally in September as nervousness about technology stocks heightened and reassuring Gross Domestic Product figures were released. The 30-year Treasury yield dropped to 6.05%

    Discouraging manufacturing reports released on October 1 sent bond prices falling sharply, as inflation fears resurfaced. Yields continued rising through the month, reaching their highest levels since September 1997. On November 16, the Federal Reserve Board raised short-term interest rates for a third time. The cumulative 0.75% hike for the year exactly reversed the cuts made in the fall of 1998. Bonds reacted by falling for the remainder of the month. December marked the ninth consecutive monthly decline in bond prices for 1999, as further signs of a strong economy compounded existing inflation concerns. The 30-year Treasury bonds finished the year with an annual return of -8.74%, marking the worst returns in over twenty years.

ASSET ALLOCATION FUND

                                                                  Average Annual
PERFORMANCE AS OF 12/31/99                                          Total Return
--------------------------------------------------------------------------------
                                                Year to Date               9.95%
                                  One Year (1/1/99-12/31/99)               9.64%
                                                   Five Year              19.47%
                      Since Inception Date (7/2/93-12/31/99)              15.13%

Average annual total return represents the Asset Allocation Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The Asset Allocation Fund can invest in stocks, bonds and cash. The model used to manage the Fund's assets constantly monitors expected levels of risk and return to determine the best mix of investments among the different asset classes.

    For the 10 months ended December 31, 1999, the Fund returned 9.95%, compared to the benchmark's return of 9.10% for the same period. "Net investment income" includes income from dividends and interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.29 per share during this period. Of course, past performance is no guarantee of future results.

    The Asset Allocation Fund's benchmark is composed of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers 20+ Bond Index. At the beginning of the fiscal period, the Fund was slightly overweighted in equities, with 80% of the Fund in large-cap stocks and 20% in long-term government bonds. The Fund decreased its equity allocation in the following months, reaching its benchmark allocation of 60% equities and 40% bonds by the end of June. The Fund's allocation remained at its benchmark weightings through the end of the year. The Fund's substantial overweighting in equities early in its fiscal year enabled it to participate in a strong equity market. By gradually decreasing its equity positions as the economic landscape began to look less optimistic, the Fund was able to lock in gains made early in the year and reduce its equity exposure in the event of a falling stock market.

    Signs of a healthy economy in the first half of the year drove the stock market higher, but led the bond market on a decline that would continue throughout the year. On June 30, the Federal Reserve Board ("Fed") instituted the first of three interest rate hikes in response to improved global financial conditions and signs of a robust economy. Equity and bond markets alike staged brief rallies in response; however, the surge in bonds was short-lived, and interest rates remained at their highest levels in over a year.

    The third quarter brought mixed results for both stocks and bonds. Additional evidence of an inflated economy led the Fed to raise short-term rates a second time, on August 24. As a result, the stock market slumped as the average stock in the S&P 500 Index dropped 25% from its 52-week high. The bond market rose on some of the fallout from the stock market, and surged briefly at quarter end with a downward revision in second quarter Gross Domestic Product figures.

    The fourth quarter opened with renewed concerns about inflation. High producer price numbers pulled the S&P 500 Index down, logging its worst one-week performance in a decade. However, more encouraging reports of a healthy economy in the following weeks brought the index roaring back. Although the Fed's third interest rate hike on November 16 caused a small blip in performance, the index resumed its march upward, returning an impressive 14.88% for the fourth quarter. In contrast, bonds responded negatively as each report of economic strength compounded concerns of inflation. Continued weakness caused 20+ Treasury bonds to return a -5.87% for the 10-month period ending December 31, 1999.

    As we move ahead, we will continue to strive to add value for shareholders by attempting to achieve the optimal mix of equities and fixed-income securities in the Fund.

                          Growth of $10,000 Investment

                             Asset Allocation Fund

                            Asset                            Lipper
                       Allocation         S&P 500          Balanced
                             Fund           Index        Fund Index
                       $10,000.00      $10,000.00        $10,000.00
 9/30/93               $10,467.00      $10,258.00        $10,366.00
12/31/93               $10,543.00      $10,494.96        $10,477.95
 3/31/94               $10,111.00      $10,096.15        $10,158.38
 6/30/94               $ 9,953.00      $10,138.56        $10,081.17
 9/30/94               $10,138.00      $10,634.33        $10,376.55
12/31/94               $10,264.00      $10,632.20        $10,263.45
 3/31/95               $11,047.00      $11,667.78        $10,883.36
 6/30/95               $12,055.00      $12,782.05        $11,645.19
 9/30/95               $12,610.00      $13,798.23        $12,270.54
12/31/95               $13,258.00      $14,628.88        $12,819.03
 3/31/96               $13,441.00      $15,414.45        $13,106.18
 6/30/96               $13,726.00      $16,106.56        $13,372.23
 9/30/96               $13,944.00      $16,604.25        $13,722.59
12/31/96               $14,828.00      $17,989.05        $14,486.94
 3/31/97               $14,660.00      $18,471.15        $14,550.68
 6/30/97               $16,206.00      $21,696.22        $16,109.06
 9/30/97               $17,266.00      $23,321.26        $17,143.26
12/31/97               $18,136.00      $23,990.58        $17,391.83
 3/31/98               $20,004.01      $27,334.87        $18,767.53
 6/30/98               $20,790.17      $28,236.92        $19,052.79
 9/30/98               $19,646.71      $25,433.00        $17,949.64
12/31/98               $22,784.29      $30,845.14        $20,013.85
 3/31/99               $23,369.84      $32,381.22        $20,336.07
 6/30/99               $24,178.44      $34,664.10        $21,249.16
 9/30/99               $23,220.97      $32,501.06        $20,369.44
12/31/99               $24,981.12      $37,333.97        $21,811.60

The Asset Allocation Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

BOND INDEX FUND

                                                                  Average Annual
PERFORMANCE AS OF 12/31/99                                          Total Return
--------------------------------------------------------------------------------
                                                Year to Date               -.82%
                                  One Year (1/1/99-12/31/99)              -2.69%
                                                   Five Year               7.21%
                      Since Inception Date (7/2/93-12/31/99)               5.25%

Average annual total return represents the Bond Index Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The Bond Index Fund tracks the Lehman Brothers Government/Corporate Bond Index. For the 10 months ended December 31, 1999, the Fund returned -0.82%, compared to the index's return of -0.48%. As can be expected, the Fund's performance lagged slightly, partially due to administrative and management fees that are deducted from the Fund.

    "Net investment income" includes income from interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.50 per share during this period. Of course, past performance is no guarantee of future results.

    The Fund invests in the same proportions of the same securities that comprise the index it tracks. At the close of the year, the Fund had invested 51% of its assets in U.S. Treasury bonds, 34% in corporate bonds, and 15% in U.S. agency securities.

    The bond market endured a volatile year in 1999. Several factors led the bond market to its worst annual performance in decades, including concerns of an overheated economy and the unraveling of the international financial turmoil in 1998. Inflation fears mounted during the first half of the year as the U.S. economy, now in its ninth year of expansion, continued growing at a robust pace. In contrast to 1998, when the threat of an international financial crisis led to an increased demand for the safety of U.S. Treasury bonds, investors became more confident in foreign markets in early 1999. The "flight to quality" that had occurred in 1998 was reversed as foreign economies recovered, and international investors left the safe haven of U.S. Treasuries in favor of higher yields. This lower demand for U.S. Treasury securities, coupled with rising anxiety about inflation, caused interest rates to rise during the first half of the year. By June, the strength of the economy convinced the Fed to raise short-term interest rates by 0.25%.

    Amid continued reports of a rapidly growing economy, the Fed raised interest rates two additional times during the year, in August and in November. These three rate increases represented a cumulative 0.75%, effectively erasing the three cuts that the Fed had implemented to stem financial turmoil in 1998. Inflationary concerns continued to plague the bond market through the end of the year, resulting in the worst performance for long-term Treasury bonds in more than twenty years.

    Another contrast in the 1999 bond market compared to that of 1998 was the performance of riskier low-quality bonds. In 1998, low-quality bonds suffered, however, renewed confidence of investors in 1999 led them back to low-quality bonds. As a result, low-quality bonds outperformed high-quality bonds for the year and U.S. Treasury bond yields reached historic lows. This adversely affected the performance of the Fund, which was underweighted in low-quality bonds.

    The Fund will continue to pursue its objective of tracking the Lehman Brothers Government/Corporate Bond Index as closely as possible.

                          Growth Of $10,000 Investment

                                Bond Index Fund

                                  Lehman Brothers
                 Bond Index            Govt/ Corp
                       Fund            Bond Index
                 $10,000.00            $10,000.00
Sep-93           $10,281.00            $10,332.00
Dec-93           $10,230.00            $10,302.04
Mar-94            $9,937.00             $9,977.52
Jun-94            $9,776.00             $9,853.80
Sep-94            $9,820.00             $9,903.07
Dec-94            $9,846.00             $9,939.71
Mar-95           $10,326.00            $10,434.71
Jun-95           $10,998.00            $11,110.88
Sep-95           $11,186.00            $11,323.10
Dec-95           $11,696.00            $11,850.75
Mar-96           $11,397.00            $11,573.45
Jun-96           $11,432.00            $11,627.84
Sep-96           $11,626.00            $11,832.49
Dec-96           $11,945.00            $12,194.56
Mar-97           $11,848.00            $12,095.79
Jun-97           $12,269.00            $12,515.51
Sep-97           $12,691.00            $12,934.78
Dec-97           $13,112.00            $13,364.22
Mar-98           $13,275.90            $13,567.35
Jun-98           $13,638.33            $13,921.46
Sep-98           $14,327.07            $14,610.57
Dec-98           $14,337.10            $14,629.57
Mar-99           $14,144.98            $14,803.66
Jun-99           $13,935.63            $14,640.82
Sep-99           $14,020.64            $14,719.88
Dec-99           $13,950.54            $14,659.53

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

MONEY MARKET FUND

PERFORMANCE AS OF 12/31/99                                       Seven-Day Yield
--------------------------------------------------------------------------------
                                                                           5.52%

The seven-day yield is an annualized yield for the seven-day period ended December 31, 1999. "Annualized yield" refers to the interest you would earn if you held a share of the Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

    The Money Market Fund invests in high-quality, short-term government and corporate debt. During the first half of its fiscal period, the Fund took advantage of rising interest rates by extending the average maturity of its portfolio and by purchasing floating-rate securities.

    "Net investment income" includes income from interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.04 per share during this period. Of course, past performance is no guarantee of future results.

    Two key factors defined the fixed-income environment for 1999 -- inflationary concerns and preparation for potential Year 2000 technology problems.

    The Fund's fiscal year witnessed considerable evidence of renewed strength in the economy. High housing and auto sales, as well as low unemployment figures all pointed to an economy that was growing at a robust pace. Inflationary concerns ensued. In response, the Federal Reserve Board raised short-term interest rates three times during the course of the year in June, August, and November effectively reversing the interest rate cuts implemented in 1998. The market continued to expect higher rates through the end of the year.

    The "Y2K" dynamic unfolded during the summer, when corporations began to prepare for the uncertainties that the Year 2000 change might bring. In an effort to build up liquidity, many corporations issued debt, flooding the market with a large supply of short-term paper. The increased supply drove prices down and raised yields.

    The Fund was able to take advantage of both of these factors. The shorter maturities and floating-rate securities in the Fund's portfolio benefited from rising rates. Due to a relatively large amount of cash on hand in the second half of the year, the Fund was able to purchase short-term debt at unusually high yields. These factors are reflected in the Fund's strong performance for the year.

    We believe the Fund is well positioned going into the new year, and will continue to pursue its investment objective of seeking a high level of income consistent with liquidity and the preservation of capital.

The Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

S&P 500 STOCK FUND

                                                                  Average Annual
PERFORMANCE AS OF 12/31/99                                          Total Return
--------------------------------------------------------------------------------
                                                Year to Date              19.67%
                                  One Year (1/1/99-12/31/99)              20.59%
                                                   Five Year              28.21%
                      Since Inception Date (7/2/93-12/31/99)              22.25%

Average annual total return represents the S&P 500 Stock Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The goal of the S&P 500 Stock Fund is to hold all of the stocks in -- and match as closely as possible the performance of -- the Standard & Poor's 500 Index. For the 10 months ended December 31, 1999, the Fund returned 19.67%, compared to the index's return of 19.90%. As can be expected, the Fund's performance lagged slightly, largely due to administrative and management fees that are deducted from the Fund.

    "Net investment income" includes income from dividends and interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.34 per share during this period. Of course, past performance is no guarantee of future results.

    The S&P 500 Index's rise of 21.04% for the 1999 calendar year marked its fifth consecutive year of returns exceeding 20%, unprecedented in the history of the index. The technology stock sector of the index returned 75.13% for the year. For example, QUALCOMM Inc., a manufacturer of communications technologies and products, returned 94.50% for the month of December and 2,617.9% for the year. Nortel Networks, a leading global supplier of data and telephone network solutions and services, also contributed to the index's strong performance, gaining 304.0% for the year. Although value and growth stocks were alternately in and out of favor during the year, growth strongly outperformed value for the year, gaining 28.25% compared to 12.72% for value stocks.

    The year witnessed continued economic growth. Signs of a healthy economy that prevailed early in the year turned intermittently to indications of an overheated one throughout the year. As a result, the Federal Reserve Board increased short-term interest rates three times in 1999, in June, August and November, effectively reversing the three interest rate cuts implemented in 1998.

    Inflationary concerns briefly interrupted the general upward trend in the index in the third and fourth quarters. The index plunged 6.24% during the third quarter, falling from an all-time high in July. Strong economic reports in early October sent the index tumbling again, only to surge ahead and close the month up 6.33%. The markets responded to the November 16 rate hike with mild indifference, and the index continued its climb through year-end, returning an impressive 14.88% for the fourth quarter.

    The Fund will continue to track the S&P 500 Index as closely as possible, by investing in the same companies that make up the index.

                          Growth Of $10,000 Investment


                              S&P 500 Stock Fund

                       S&P 500               S&P 500
                    Stock Fund                 Index
Sep-93              $10,347.00            $10,258.00
Dec-93              $10,569.00            $10,494.96
Mar-94              $10,179.00            $10,096.15
Jun-94              $10,180.00            $10,138.56
Sep-94              $10,652.00            $10,634.33
Dec-94              $10,652.00            $10,632.20
Mar-95              $11,676.00            $11,667.78
Jun-95              $12,782.00            $12,782.05
Sep-95              $13,794.00            $13,798.23
Dec-95              $14,609.00            $14,628.88
Mar-96              $15,398.00            $15,414.45
Jun-96              $16,076.00            $16,106.56
Sep-96              $16,553.00            $16,604.25
Dec-96              $17,914.00            $17,989.05
Mar-97              $18,384.00            $18,471.15
Jun-97              $21,576.00            $21,696.22
Sep-97              $23,177.00            $23,321.26
Dec-97              $23,838.00            $23,990.58
Mar-98              $27,137.18            $27,334.87
Jun-98              $28,016.42            $28,236.92
Sep-98              $25,234.39            $25,433.00
Dec-98              $30,611.84            $30,845.14
Mar-99              $32,081.21            $32,381.22
Jun-99              $34,323.69            $34,664.10
Sep-99              $32,147.57            $32,501.06
Dec-99              $36,915.05            $37,333.97

The S&P 500 Stock Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                              Asset          Bond         Money         S&P 500
                                                                         Allocation         Index        Market           Stock
                                                                               Fund          Fund          Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master Portfolio, at market value (Note 1)          $562,277,962  $132,309,116  $143,231,700  $2,852,633,661
Receivables:
  Capital shares sold                                                       668,665     1,257,408       888,452       1,658,357
Total Assets                                                            562,946,627   133,566,524   144,120,152   2,854,292,018
LIABILITIES
Payables:
  Capital shares redeemed                                                   279,319       123,293       169,900       9,511,999
  Distribution to shareholders                                                    0             0       662,033               0
  Due to BGI and Stephens (Note 2)                                          143,872        58,352        30,618         342,013
Total Liabilities                                                           423,191       181,645       862,551       9,854,012
TOTAL NET ASSETS                                                       $562,523,436  $133,384,879  $143,257,601  $2,844,438,006
Net assets consist of:
  Paid-in capital                                                       473,231,082   141,765,550   143,342,288   1,459,790,093
  Undistributed (distributions in excess of) net investment income            3,679             0             0       2,027,014
  Undistributed net realized gain (loss) on investments                   4,694,755      (431,866)      (84,687)     27,229,032
  Net unrealized appreciation (depreciation) on investments              84,593,920    (7,948,805)            0   1,355,391,867
TOTAL NET ASSETS                                                       $562,523,436  $133,384,879  $143,257,601  $2,844,438,006
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net Assets                                                             $562,523,436  $133,384,879  $143,257,601  $2,844,438,006
Shares outstanding                                                       44,747,159    14,572,837   143,314,982     105,225,239
Net asset value and offering price per share                           $      12.57  $       9.15  $       1.00  $        27.03
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                                            Asset Allocation Fund
                                                                        -----------------------------------------
                                                                                  For the                 For the
                                                                             Period Ended              Year Ended
                                                                        December 31, 1999*      February 28, 1999
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO
  Dividends                                                                $    3,971,237          $    5,940,051
  Interest                                                                     10,711,162               8,449,263
  Expenses                                                                     (1,667,200)             (1,941,048)
Net Investment Income (Loss) Allocated from Master Portfolio                   13,015,199              12,448,266
EXPENSES (Note 2)
  Advisory fees                                                                         0                       0
  Administration fees                                                           1,900,856               2,215,108
Total Expenses                                                                  1,900,856               2,215,108
NET INVESTMENT INCOME (LOSS)                                                   11,114,343              10,233,158
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER
  PORTFOLIOS
  Net realized gain (loss)                                                     95,145,321              54,934,107
  Net change in unrealized appreciation (depreciation)                        (51,937,790)             25,525,970
Net Gain (Loss) on Investments                                                 43,207,531              80,460,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $   54,321,874          $   90,693,235
-----------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
 ** Includes interest income of $4,964,170 for the period from March 1, 1998 to August 31, 1998. As of September 1, 1998, the Money Market Fund invests all of its investable assets in the Master Investment Portfolio -- Money Market Master Portfolio. See Note 1 to the Financial Statements.
***  This represents the advisory fee from March 1, 1998 to August 31, 1998.

The accompanying notes are an integral part of these financial statements.

                      Bond Index Fund                          Money Market Fund                           S&P 500 Stock Fund
-------------------------------------      -------------------------------------     ----------------------------------------
           For The            For The                 For The            For The              For the                 For the
      Period Ended         Year Ended            Period Ended         Year Ended          Period Ended             Year Ended
December 31, 1999*  February 28, 1999      December 31, 1999*  February 28, 1999     December 31, 1999*     February 28, 1999
-----------------------------------------------------------------------------------------------------------------------------
    $            0      $           0        $              0     $            0     $      27,818,139        $    31,501,749
         6,738,510          6,773,786               6,629,835          9,857,970**           6,156,698              7,241,331
           (83,160)           (85,135)               (127,076)           (92,663)           (1,142,529)            (1,164,190)
         6,655,350          6,688,651               6,502,759          9,765,307            32,832,308             37,578,890

                 0                  0                       0            310,377***                  0                      0
           155,779            159,900                 440,125            410,994             3,439,216              3,516,796
           155,779            159,900                 440,125            721,371             3,439,216              3,516,796
         6,499,571          6,528,751               6,062,634          9,043,936            29,393,092             34,062,094

          (812,122)           416,912                   4,390                  0           150,169,823            177,407,624
        (6,734,904)        (1,350,936)                      0                  0           306,323,963            202,382,736
        (7,547,026)          (934,024)                  4,390                  0           456,493,786            379,790,360
    $   (1,047,455)     $   5,594,727        $      6,067,024     $    9,043,936     $     485,886,878        $   413,852,454
-----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     Asset Allocation Fund
                                                              ------------------------------------------------------------
                                                                         For The              For The              For The
                                                                    Period Ended           Year Ended           Year Ended
                                                              December 31, 1999*    February 28, 1999    February 28, 1998
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                   $    11,114,343      $  10,233,158         $    15,538,218
  Net realized gain (loss)                                            95,145,321         54,934,107              43,346,185
  Net change in unrealized appreciation (depreciation)               (51,937,790)        25,525,970              54,041,438
Net increase (decrease) in net assets resulting
    from operations                                                   54,321,874         90,693,235             112,925,841
Distributions to shareholders:
  From net investment income                                         (11,116,238)       (10,229,071)            (15,569,560)
  From net realized gain on sale of investments                      (96,148,832)       (58,094,782)            (45,241,548)
Capital share transactions:
  Proceeds from shares sold                                          124,350,359        163,909,555             142,241,923
  Issued in reorganization of
    U.S. Treasury Allocation Fun (Note 1)                                      0                  0                       0
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                      104,874,686         66,692,075              60,810,816
  Cost of shares redeemed                                           (212,851,331)      (188,624,236)           (152,006,433)
Net increase (decrease) in net assets resulting
    from capital share transactions                                   16,373,714         41,977,394              51,046,306
Increase (decrease) in net assets                                    (36,569,482)        64,346,776             103,161,039
NET ASSETS:
Beginning net assets                                                 599,092,918        534,746,142             431,585,103
Ending net assets                                                $   562,523,436      $ 599,092,918         $   534,746,142
SHARES ISSUED AND REDEEMED:
  Shares sold                                                          8,537,983         11,550,910              11,061,652
  Issued in reorganization of U.S. Treasury
    Allocation Fund (Note 1)                                                   0                  0                       0
  Shares issued in reinvestment of dividends and distributions         8,236,096          4,826,308               4,795,265
  Shares redeemed                                                    (14,605,085)       (13,399,789)            (11,869,232)
Net increase (decrease) in shares outstanding                          2,168,994          2,977,429               3,987,685
---------------------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
The accompanying notes are an integral part of these financial statements.

                                         Bond Index Fund                                                   Money Market Fund
--------------------------------------------------------         -----------------------------------------------------------
           For The            For The            For The                    For The             For The              For The
      Period Ended         Year Ended         Year Ended               Period Ended           Year Ended          Year Ended
December 31, 1999*  February 28, 1999  February 28, 1998         December 31, 1999*    February 28, 1999   February 28, 1998
----------------------------------------------------------------------------------------------------------------------------
   $    6,499,571     $    6,528,751     $    7,019,694            $      6,062,634      $    9,043,936      $     9,455,062
         (812,122)           416,912            835,418                       4,390                   0               (4,762)
       (6,734,904)        (1,350,936)         1,840,981                           0                   0                    0
       (1,047,455)         5,594,727          9,696,093                   6,067,024           9,043,936            9,450,300

       (6,530,230)        (6,537,256)        (7,045,500)                 (6,062,634)         (9,043,936)          (9,455,062)
                0                  0                  0                           0                   0                    0

       34,548,818         78,080,680         45,025,402                 145,825,218         240,959,138          219,618,386
       16,787,993                  0                  0                           0                   0                    0
        6,485,976          6,494,980          7,037,685                   3,386,009           8,796,812            9,251,485
      (43,593,061)       (50,676,715)       (90,406,487)               (210,569,633)       (225,467,337)        (225,588,287)
       14,229,726         33,898,945        (38,343,400)                (61,358,406)         24,288,613            3,281,584
        6,652,041         32,956,416        (35,692,807)                (61,354,016)         24,288,613            3,276,822

      126,732,838         93,776,422        129,469,229                 204,611,617         180,323,004          177,046,182
   $  133,384,879     $  126,732,838     $   93,776,422            $    143,257,601      $  204,611,617      $   180,323,004

        3,643,231          7,837,305          4,679,516                 145,825,218         240,959,138          219,618,386
        1,801,287                  0                  0                           0                   0                    0
          689,542            656,638            738,294                   3,386,009           8,796,812            9,251,485
       (4,582,712)        (5,111,552)        (9,514,575)               (210,569,633)       (225,467,337)        (225,588,287)
        1,551,348          3,382,391         (4,096,765)                (61,358,406)         24,288,613            3,281,584
----------------------------------------------------------------------------------------------------------------------------

                                                                                            S&P 500 Stock Fund
                                                 -------------------------------------------------------------
                                                            For The             For The                For The
                                                       Period Ended          Year Ended             Year Ended
                                                 December 31, 1999*   February 28, 1999      February 28, 1998
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)                     $    29,393,092       $    34,062,094      $     31,240,614
  Net realized gain (loss)                             150,169,823           177,407,624            67,662,285
  Net change in unrealized appreciation
    (depreciation)                                     306,323,963           202,382,736           444,494,109
Net increase (decrease) in net assets
  resulting from operations                            485,886,878           413,852,454           543,397,008
Distributions to shareholders:
  From net investment income                           (34,539,545)          (34,259,853)          (30,121,261)
  From net realized gain on sale of
    investments                                       (221,767,624)         (116,355,328)          (39,697,846)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                            685,106,140         1,128,532,649           859,737,151
  Issued in reorganization of U.S. Treasury
    Allocation Fund (Note 1)                                     0                     0                     0
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                      254,591,154           149,487,247            69,792,808
  Cost of shares redeemed                             (868,295,351)       (1,290,233,516)         (533,699,383)
Net increase (decrease) in net assets resulting
  from capital share transactions                       71,401,943           (12,213,620)          395,830,576
Increase (decrease) in net assets                      300,981,652           251,023,653           869,408,477
NET ASSETS:
Beginning net assets                                 2,543,456,354         2,292,432,701         1,423,024,224
Ending net assets                                  $ 2,844,438,006       $ 2,543,456,354     $   2,292,432,701
SHARES ISSUED AND REDEEMED:
  Shares sold                                           25,862,069            48,280,596            44,359,193
  Issued in reorganization of
    U.S. Treasury Allocation Fund
    (Note 1)                                                     0                     0                     0
  Shares issued in reinvestment of
    dividends and distributions                          9,600,367             6,314,659             3,561,316
  Shares redeemed                                      (32,815,935)          (55,820,972)          (27,667,316)
Net increase (decrease) in shares outstanding            2,646,501            (1,225,717)           20,253,193
--------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 To December 31.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                        Asset Allocation Fund
                                                     ------------------------------------------------------------------------
                                                     Period Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         Dec. 31,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,    Feb. 28,
                                                           1999**        1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $      14.07  $     13.50 $     12.12 $     11.83 $      9.93 $     10.19
Income from investment operations:
  Net investment income (loss)                               0.29         0.26        0.44        0.47        0.40        0.44
  Net realized and unrealized gain
    (loss) on investments                                    1.08         2.07        2.68        1.02        1.90       (0.14)
Total from investment operations                             1.37         2.33        3.12        1.49        2.30        0.30
Less distributions:
  From net investment income                                (0.29)       (0.26)      (0.44)      (0.47)      (0.40)      (0.44)
  From net realized gains                                   (2.58)       (1.50)      (1.30)      (0.73)       0.00       (0.12)
Total distributions                                         (2.87)       (1.76)      (1.74)      (1.20)      (0.40)      (0.56)
Net Asset Value, end of period                       $      12.57  $     14.07 $     13.50 $     12.12 $     11.83 $      9.93
Total return (not annualized)                                9.95%       17.83%      27.10%      13.09%      23.54%       3.28%
Ratios/Supplemental data:
  Net Assets, end of period (000)                    $    562,523  $   599,093 $   534,746 $   431,585 $   397,930 $   293,696
  Number of shares outstanding, end of
    period (000)                                           44,747       42,578      39,601      35,613      33,634      29,585
Ratios to average net assets:+
  Ratio of expenses to average net assets/(1)/               0.75%        0.75%       0.75%       0.75%       0.75%       0.75%
  Ratio of net investment income (loss) to
    average net assets/(2)/                                  2.36%        1.84%       3.37%       3.95%       3.62%       4.62%
Portfolio turnover++                                           39%          33%         57%         43%         40%         24%*
-------------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and reimbursed expenses              N/A          N/A         N/A         N/A         N/A        0.76%
(2)  Ratio of net investment income (loss) to average
     net assets prior to waived fees and reimbursed
      expenses                                                 N/A          N/A         N/A         N/A         N/A        4.61%
-------------------------------------------------------------------------------------------------------------------------------

  * This rate is for the period March 1, 1994 to May 25, 1994. As of May 26, 1994 the funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after may 26, 1994 is reported by the Master Portfolio.
 ** For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
  + Annualized for periods of less than one year. these ratios include expenses charged to the corresponding Master Portfolio.
 ++ Represents the Portfolio turnover of each Fund's Corresponding Master portfolio.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:


                                                                                                                 Bond Index Fund
                                                        ------------------------------------------------------------------------
                                                        Period Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            Dec. 31,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,    Feb. 28,
                                                              1999**        1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                      $   9.73     $   9.73     $  9.43    $   9.66     $  9.20     $  9.76
Income from investment operations:
  Net investment income (loss)                                0.50         0.60        0.64        0.63        0.64        0.64
  Net realized and unrealized gain
    (loss) on investments                                    (0.58)        0.00        0.30       (0.23)       0.46       (0.56)
Total from investment operations                             (0.08)        0.60        0.94        0.40        1.10        0.08
Less distributions:
  From net investment income                                 (0.50)       (0.60)      (0.64)      (0.63)      (0.64)      (0.64)
  From net realized gains                                     0.00         0.00        0.00        0.00        0.00        0.00
Total distributions                                          (0.50)       (0.60)      (0.64)      (0.63)      (0.64)      (0.64)
Net asset value, end of period                            $   9.15     $   9.73     $  9.73    $   9.43     $  9.66     $  9.20
Total return (not annualized)                                (0.82)%       6.24%      10.36%       4.32%      12.17%       1.12%
Ratios/supplemental data:
  Net Assets, end of period (000)                         $133,385     $126,733     $93,776    $129,469     $58,090     $18,593
  Number of shares outstanding, end of
    period (000)                                            14,573       13,021       9,639      13,736       6,016       2,020
Ratios to average net assets:+
  Ratio of expenses to average net assets/(1)/                0.23%        0.23%       0.23%       0.23%       0.23%       0.23%
  Ratio of net investment income (loss) to
    average net assets/(2)/                                   6.30%        6.10%       6.66%       6.69%       6.67%       7.08%
Portfolio turnover++                                            25%          28%         59%         39%         21%         14%*
--------------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and reimbursed expenses              N/A          N/A         N/A        0.32%       0.53%       0.71%
(2)  Ratio of net investment income (loss) to average
     net assets prior to waived fees and
     reimbursed expenses                                       N/A          N/A         N/A        6.60%       6.37%       6.61%
-------------------------------------------------------------------------------------------------------------------------------

  * This rate is for the period March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
 ** For the ten months ended December 31, 1999. The fund changed its fiscal year end from February 28 to December 31.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
 ++ Represents the Portfolio turnover of each Fund's corresponding Master Portfolio.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                  Money Market Fund
                                           ------------------------------------------------------------------------
                                           Period Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                               Dec. 31,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,    Feb. 28,
                                                  1999*        1999        1998        1997        1996        1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period        $   1.00      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Income from investment operations:
  Net investment income (loss)                  0.04          0.05        0.05        0.05        0.05        0.04
  Net realized and unrealized gain
    (loss) on investments                       0.00          0.00        0.00        0.00        0.00        0.00
Total from investment operations                0.04          0.05        0.05        0.05        0.05        0.04
Less distributions:
  From net investment income                   (0.04)        (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
  From net realized gains                       0.00          0.00        0.00        0.00        0.00        0.00
Total distributions                            (0.04)        (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
Net Asset Value, end of period              $   1.00      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Total return (not annualized)                   4.14%         5.15%       5.35%       5.10%       5.60%       4.40%
Ratios/Supplemental data:
  Net Assets, end of period (000)           $143,258      $205,317    $180,375    $177,046    $156,852    $147,269
  Number of shares outstanding, end of
    period (000)                             143,315       205,378     180,437     177,103     156,910     147,280
Ratios to average net assets:+
  Ratio of expenses to
    average net assets/(1)/                     0.45%         0.45%       0.45%       0.45%       0.45%       0.45%
  Ratio of net investment income (loss)
    to average net assets/(2)/                  4.86%         4.62%       5.23%       4.96%       5.44%       4.44%
Portfolio turnover                               N/A           N/A         N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net
     assets prior to waived fees
     and reimbursed expenses                     N/A           N/A         N/A        0.48%       0.49%       0.57%
(2)  Ratio of net investment income
     (loss) to average net assets
     prior to waived fees and
     reimbursed expenses                         N/A           N/A         N/A        4.93%       5.40%       4.32%
------------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
+ Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                      S&P 500 Stock Fund
                                                ------------------------------------------------------------------------
                                                Period Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                    Dec. 31,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,    Feb. 28,
                                                      1999**        1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $    24.80   $    22.08  $    17.03  $    14.02   $  10.83    $  10.50
Income from investment operations:
  Net investment income (loss)                          0.29         0.34        0.33        0.32       0.31        0.27
  Net realized and unrealized gain
    (loss) on investments                               4.47         3.87        5.46        3.23       3.36        0.41
Total from investment operations                        4.76         4.21        5.79        3.55       3.67        0.68
Less distributions:
  From net investment income                           (0.34)       (0.34)      (0.33)      (0.32)     (0.30)      (0.27)
  From net realized gains                              (2.19)       (1.15)      (0.41)      (0.22)     (0.18)      (0.08)
Total distributions                                    (2.53)       (1.49)      (0.74)      (0.54)     (0.48)      (0.35)
Net Asset Value, end of period                    $    27.03   $    24.80  $    22.08  $    17.03   $  14.02    $  10.83
Total return (not annualized)                          19.67%       19.50%      34.62%      25.82%     34.35%       6.71%
Ratios/Supplemental data:
  Net Assets, end of period (000)                 $2,844,438   $2,543,456  $2,292,433  $1,423,024   $882,696    $448,776
  Number of shares outstanding, end of
    period (000)                                     105,225      102,579     103,804      83,551     62,951      41,427
Ratios to average net assets:+
  Ratio of expenses to
    average net assets/(1)/                             0.20%        0.20%       0.20%       0.20%      0.20%       0.21%
  Ratio of net investment income (loss) to
    average net assets/(2)/                             1.29%        1.45%       1.73%       2.15%      2.52%       2.93%
Portfolio turnover++                                       7%          11%          6%          4%         2%          8%*
------------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses                                            N/A          N/A         N/A        0.22%      0.26%       0.25%
(2)  Ratio of net investment income
     (loss) to average net assets prior to waived
     fees and reimbursed expenses                        N/A          N/A         N/A        2.13%      2.46%       2.88%
------------------------------------------------------------------------------------------------------------------------

 *  This rate is for the Period from March 1, 1994 to May 25, 1994. As of
    May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
** For the ten months ended December 31, 1999. The Fund changed its fiscal Year end from February 28 to December 31.
 + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.
++ Represents the Portfolio turnover of each Funds's corresponding Master Portfolio.
The accompanying notes are an integral part of these Financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

1.   Significant Accounting Policies

    Barclays Global Investors Funds, Inc. (formerly MasterWorks Funds Inc.) (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company was established as a Maryland corporation on October 15, 1992 (commenced operations on July 2, 1993), and currently offers the following Funds: Asset Allocation, Bond Index, Institutional Money Market, LifePath Income (formerly LifePath
2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds (each, a "Fund", collectively, the "Funds"). These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds.

    The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    The Company's Board of Directors approved a change in fiscal year-end from February 28 to December 31 for the Bond Index Fund, Money Market Fund and S&P 500 Stock Fund on February 10, 1999 and for the Asset Allocation Fund on November 23, 1999. Accordingly, the financial statements of the Funds are presented for the ten-month period ended December 31, 1999.

    Investment Policy and Security Valuation

    Each Fund invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 29.77%, 58.35% and 59.09% for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively, as of December 31, 1999). The method by which the Master Investment Portfolio values its securities is discussed in Note 1 of the Master Investment Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

    The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective.

    Security Transactions and Income Recognition

    Each Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio.

    The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

    Distributions to Shareholders

    Distributions to shareholders from net investment income of the Asset Allocation and Bond Index Funds are declared and distributed monthly. Distributions to shareholders from net investment income of the S&P 500 Stock Fund are declared and distributed quarterly. Distributions to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

    Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

    Federal Income Taxes

    Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 1999.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

    The following Funds had net capital loss carryforwards at December 31, 1999, the tax year end of the Funds:

                                        Year                  Net Capital
Fund                                 Expires            Loss Carryforward
-------------------------------------------------------------------------
Bond Index Fund                         2005                 $    957
Bond Index Fund                         2007                 $233,119
Money Market Fund                       2003                 $ 53,117
Money Market Fund                       2005                 $ 31,570

    No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

    The Bond Index Fund had a return of capital of $18,270.

    Reorganization of U.S. Treasury Allocation Fund

    On October 29, 1999, the Bond Index Fund acquired all of the assets and assumed certain identified liabilities of the U.S. Treasury Allocation Fund in exchange for shares of beneficial interest of the Bond Index Fund. The Bond Index Fund delivered to the U.S. Treasury Allocation Fund cash equal to liabilities retained by the U.S. Treasury Allocation Fund, which were used by the U.S. Treasury Allocation Fund to pay such liabilities. This acquisition was accomplished through a taxable exchange of the respective shares of the Funds. As a result, the cost basis of the securities acquired was equal to the market value on the date of reorganization. The value of net assets acquired and number of shares issued were as follows:

                                         Value of Net            Number of
Acquired Fund                         Assets Acquired        Shares Issued
--------------------------------------------------------------------------
U.S. Treasury Allocation Fund           $  16,787,993            1,801,287

    The net assets of the Bond Index Fund immediately after the acquisition were $133,542,265.

2.   Agreements and Other Transactions with Affiliates

    Investors Bank & Trust Company ("IBT") serves as the Custodian and Sub-Administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the Funds. IBT also serves as the transfer agent and dividend disbursement agent for the Funds.

    Stephens Inc. ("Stephens"), is the Funds' distributor. Stephens does not receive a fee for providing distribution services to the Funds.

    The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) from each Fund as follows:

Fund                                                         Combined Fee
-------------------------------------------------------------------------
Asset Allocation Fund                                               0.40%
Bond Index Fund                                                     0.15%
Money Market Fund                                                   0.35%
S&P 500 Stock Fund                                                  0.15%

    Certain officers and directors of the Company are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the outstanding shares of each Fund.

3.   Capital Shares Transactions

    As of December 31, 1999, there were 21.3 billion shares of $.001 par value capital stock authorized by the Company. As of December 31, 1999, the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds were authorized to issue 400 million, 500 million, 3 billion and 300 million shares of $.001 par value capital stock, respectively. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

Tax Information -- Unaudited

    Pursuant to section 852 of the Internal Revenue Code, the Asset Allocation Fund and S&P 500 Stock Fund designates $95,132,536 and $199,745,337 respectively, as capital gains dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains.

    For corporate shareholders, 28.91% and 54.79% of the income dividends paid by the Asset Allocation Fund and S&P 500 Stock Fund, respectively, during the year ended December 31, 1999 qualified for the dividends received deduction.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Barclays Global Investors Funds, Inc.:

    We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Bond Index Fund, Money Market Fund, and S&P 500 Stock Fund (four of the funds comprising Barclays Global Investors Funds, Inc.), as of December 31, 1999, and the related statements of operations for the ten-month period then ended and for the year ended February 28, 1999, the statements of changes in net assets for the ten-month period then ended and for each of the years in the two-year period ended February 28, 1999, and the financial highlights for the ten-month period then ended, and for each of the years in the five-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Barclays Global Investors Funds, Inc. as of December 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                                   /s/ KPMG LLP
San Francisco, California
February 11, 2000

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                   Shares         Value
COMMON STOCKS-61.38%
ADVERTISING-0.17%
Interpublic Group Co Inc                                         7,895    $    455,443
Omnicom Group                                                    4,929         492,900
                                                                          ------------
                                          TOTAL ADVERTISING
                                                     -VALUE               $    948,343
                                                     - COST               $    451,571
AEROSPACE / DEFENSE-0.75%
Boeing Co                                                       26,228    $  1,090,101
General Dynamics Corp                                            5,648         297,932
Goodrich (B F) Co                                                3,111          85,552
Honeywell International Inc                                     22,037       1,271,259
Lockheed Martin Corp                                            11,113         243,097
Northrop Grumman Corp                                            1,964         106,179
Raytheon Co Class B                                              9,472         251,600
United Technologies Corp                                        13,443         873,795
                                                                          ------------
                                  TOTAL AEROSPACE / DEFENSE
                                                     -VALUE               $  4,219,515
                                                     - COST               $  4,172,262
AIRLINES-0.13%
AMR Corp+                                                        4,171    $    279,457
Delta Air Lines Inc                                              3,726         185,601
Southwest Airlines Co                                           14,202         229,895
USAirways Group Inc+                                             2,027          64,991
                                                                          ------------
                                             TOTAL AIRLINES
                                                     -VALUE               $    759,944
                                                     - COST               $    779,800
APPAREL-0.10%
Liz Claiborne Inc                                                1,631    $     61,366
Nike Inc Class B                                                 7,875         390,305
Reebok International Ltd+                                        1,685          13,796
Russell Corp                                                       945          15,829
VF Corp                                                          3,369         101,070
                                                                          ------------
                                              TOTAL APPAREL
                                                     -VALUE               $    582,366
                                                     - COST               $    644,566
AUTO MANUFACTURERS-0.59%
Ford Motor Co                                                   33,869    $  1,809,875
General Motors Corp Class A                                     17,914       1,302,124
Navistar International Corp+                                     1,752          83,001
PACCAR Inc                                                       2,216          98,197
                                                                          ------------
                                   TOTAL AUTO MANUFACTURERS
                                                     -VALUE               $  3,293,197
                                                     - COST               $  2,491,526
AUTO PARTS & EQUIPMENT-0.13%
Cooper Tire & Rubber Co                                          2,200    $     34,238
Dana Corp                                                        4,679         140,078
Delphi Automotive Systems Corp                                  15,831         249,338
Goodyear Tire & Rubber Co                                        4,439         125,124
TRW Inc                                                          3,441         178,717
                                                                          ------------
                               TOTAL AUTO PARTS & EQUIPMENT
                                                     -VALUE               $    727,495
                                                     - COST               $    963,293

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                              Shares        Value
COMMON STOCKS (Continued)
BANKS-3.15%
Amsouth Bancorp                                            10,967   $    211,800
Bank of New York Co Inc                                    20,627        825,080
Bank One Corp                                              32,190      1,032,092
BankAmerica Corp                                           47,828      2,400,368
BB&T Corp                                                   9,059        247,990
Chase Manhattan Corp                                       23,131      1,796,990
Comerica Inc                                                4,434        207,012
Fifth Third Bancorp                                         8,556        627,797
First Union Corp                                           27,080        888,563
Firstar Corp                                               27,534        581,656
FleetBoston Financial Corp                                 25,710        895,029
Golden West Financial                                       4,536        151,956
Huntington Bancshares Inc                                   6,436        153,660
KeyCorp                                                    12,527        277,160
Mellon Financial Corp                                      14,259        485,697
Morgan (J P) & Co Inc                                       4,862        615,651
National City Corp                                         17,291        409,581
Northern Trust Corp                                         6,208        329,024
Old Kent Financial Corp                                     3,283        116,136
PNC Bank Corp                                               8,300        369,350
Regions Financial Corp                                      6,150        154,519
Republic New York Corp                                      2,972        213,984
SouthTrust Corp                                             4,752        179,685
State Street Boston Corp                                    4,477        327,101
Summit Bancorp                                              4,922        150,736
SunTrust Banks Inc                                          9,009        619,911
Synovus Financial Corp                                      7,690        152,839
U.S. Bancorp                                               20,452        487,013
Union Planters Corp                                         3,970        156,567
Wachovia Corp                                               5,733        389,844
Washington Mutual Inc                                      16,225        421,850
Wells Fargo & Co                                           46,034      1,861,500
                                                                    ------------
                                           TOTAL BANKS
                                                -VALUE              $ 17,738,141
                                                - COST              $ 19,689,787
BEVERAGES-1.21%
Anheuser-Busch Inc                                         13,039   $    924,139
Brown-Forman Corp Class B                                   1,940        111,065
Coca-Cola Co                                               69,251      4,033,871
Coca-Cola Enterprises Co                                   11,964        240,776
Coors (Adolph) Co Class B                                   1,042         54,705
Pepsico Inc                                                40,792      1,437,918
                                                                    ------------
                                       TOTAL BEVERAGES
                                                -VALUE              $  6,802,474
                                                - COST              $  7,248,848
BIOTECHNOLOGY-0.42%
Amgen Inc+                                                 28,595   $  1,717,487
Monsanto Co                                                17,748        632,273
                                                                    ------------
                                   TOTAL BIOTECHNOLOGY
                                                -VALUE              $  2,349,760
                                                - COST              $  1,278,093
BUILDING MATERIALS-0.09%
Armstrong World Industries Inc                              1,119   $     37,347
Masco Corp                                                 12,568        318,913
Owens Corning Fiberglas Corp                                1,549         29,915

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                    Shares        Value
COMMON STOCKS (Continued)
Vulcan Materials Co                                                2,833   $    113,143
                                                                           ------------
                                     TOTAL BUILDING MATERIALS
                                                       -VALUE              $    499,318
                                                       - COST              $    593,065
CHEMICALS-0.76%
Air Products & Chemicals Inc                                       6,402   $    214,867
Ashland Inc                                                        2,030         66,863
Dow Chemical Co                                                    6,132        819,389
Du Pont (E I) de Nemours                                          29,252      1,926,976
Eastman Chemical Co                                                2,230        106,343
Engelhard Corp                                                     3,598         67,912
Grace (W R) Co+                                                    2,028         28,139
Great Lakes Chemical Corp                                          1,652         63,086
Hercules Inc                                                       3,008         83,848
Praxair Inc                                                        4,423        222,532
Rohm & Haas Co                                                     6,173        251,164
Sherwin Williams Co                                                4,704         98,784
Sigma-Aldrich Corp                                                 2,885         86,730
Union Carbide Corp                                                 3,772        251,781
                                                                           ------------
                                              TOTAL CHEMICALS
                                                       -VALUE              $  4,288,414
                                                       - COST              $  3,931,555
COMMERCIAL SERVICES-0.31%
Block (H R) Inc                                                    2,759   $    120,706
Cendant Corp+                                                     19,939        529,630
Deluxe Corp                                                        2,052         56,302
Donnelley (R R) & Sons Co                                          3,560         88,333
Dun & Bradstreet Corp                                              4,546        134,107
Ecolab Inc                                                         3,691        144,410
Equifax Inc                                                        4,007         94,415
McKesson HBOC Inc                                                  7,870        177,567
Paychex Inc                                                        6,876        275,040
Quintiles Transnational Corp+                                      3,275         61,202
Service Corp International                                         7,696         53,391
                                                                           ------------
                                    TOTAL COMMERCIAL SERVICES
                                                       -VALUE              $  1,735,103
                                                       - COST              $  2,293,509
COMPUTERS-6.13%
3Com Corp+                                                         9,727   $    457,169
Adaptec Inc+                                                       2,832        141,246
Apple Computer Inc+                                                4,556        468,414
Cabletron Systems Inc+                                             4,966        129,116
Ceridian Corp+                                                     4,078         87,932
Cisco Systems Inc+                                                91,628      9,815,650
Compaq Computer Corp                                              47,664      1,289,907
Computer Sciences Corp+                                            4,530        428,651
Dell Computer Corp+                                               71,185      3,630,435
Electronic Data Systems Corp                                      13,240        886,252
EMC Corp+                                                         28,500      3,113,625
Gateway Inc+                                                       8,881        639,987
Hewlett-Packard Co                                                28,596      3,258,157
International Business Machine Corp                               50,542      5,458,536
Lexmark International Group Class A+                               3,558        321,999
Network Appliance Inc+                                             4,155        345,125
Seagate Technology Inc+                                            5,810        270,528
Silicon Graphics Inc+                                              5,187         50,897
Sun Microsystems Inc+                                             43,735      3,386,729

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                Shares      Value
COMMON STOCKS (Continued)
Unisys Corp+                                                                  8,681   $    277,249
                                                                                      ------------
                                                          TOTAL COMPUTERS
                                                                   -VALUE             $ 34,457,604
                                                                   - COST             $ 13,949,412
COSMETICS / PERSONAL CARE-1.37%
Alberto-Culver Co Class B                                                     1,585   $     40,913
Avon Products Inc                                                             6,817        224,961
Colgate-Palmolive Co                                                         16,310      1,060,150
Gillette Co                                                                  30,021      1,236,490
International Flavor & Fragrances Inc                                         2,927        110,494
Kimberly-Clark Corp                                                          15,085        984,296
Procter & Gamble Co                                                          36,827      4,034,858
                                                                                      ------------
                                          TOTAL COSMETICS / PERSONAL CARE
                                                                   -VALUE             $  7,692,162
                                                                   - COST             $  6,210,871
DISTRIBUTION / WHOLESALE-0.12%
Costco Wholesale Corp+                                                        6,247   $    570,039
Genuine Parts Co                                                              4,978        123,519
                                                                                      ------------
                                           TOTAL DISTRIBUTION / WHOLESALE
                                                                   -VALUE             $    693,558
                                                                   - COST             $    468,824
DIVERSIFIED FINANCIAL SERVICES-3.12%
American Express Corp                                                        12,509   $  2,079,621
Associates First Capital Corp                                                20,453        561,179
Bear Stearns Co Inc                                                           3,352        143,298
Capital One Financial Corp                                                    5,506        265,320
Citigroup Inc                                                                94,473      5,249,156
Countrywide Credit Industries Inc                                             3,225         81,431
Federal Home Loan Mortgage Corporation                                       19,491        917,295
Federal National Mortgage Association                                        28,732      1,793,954
Franklin Resources Inc                                                        7,051        226,073
Household International Inc                                                  13,204        491,849
Lehman Brothers Holdings                                                      3,396        287,599
MBNA Corp                                                                    22,447        611,681
Merrill Lynch & Co Inc                                                       10,361        865,143
Morgan Stanley Dean Witter                                                   15,614      2,228,898
Paine Webber Group Inc                                                        4,023        156,143
Price (T Rowe) & Associates                                                   3,342        123,445
Providian Financial Corp                                                      4,026        366,618
Schwab (Charles) Corp                                                        22,963        881,205
SLM Holding Corp                                                              4,482        189,364
                                                                                      ------------
                                     TOTAL DIVERSIFIED FINANCIAL SERVICES
                                                                   -VALUE             $ 17,519,272
                                                                   - COST             $ 12,426,141
ELECTRIC-0.99%
AES Corp+                                                                     5,840   $    436,540
Ameren Corp                                                                   3,887        127,299
American Electric Power Inc                                                   5,481        176,077
Carolina Power & Light Co                                                     4,528        137,821
Central & South West Corp                                                     6,034        120,680
Cinergy Corp                                                                  4,497        108,490
CMS Energy Corp                                                               3,267        101,890
Consolidated Edison Inc                                                       6,166        212,727
Constellation Energy Group                                                    4,236        122,844
Dominion Resources Inc                                                        5,348        209,909
DTE Energy Co                                                                 4,115        129,108

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                          Shares        Value
COMMON STOCKS (Continued)
Duke Energy Corp                                        10,224  $    512,478
Edison International                                     9,752       255,381
Entergy Corp                                             6,898       177,623
FirstEnergy Corp                                         6,532       148,195
Florida Progress Corp                                    2,784       117,798
FPL Group Inc                                            5,083       217,616
GPU Inc                                                  3,453       103,374
New Century Energies Inc                                 3,269        99,296
Niagra Mohawk Holdings Inc+                              5,325        74,217
Northern States Power Co                                 4,404        85,878
PECO Energy Co                                           5,197       180,596
PG&E Corp                                               10,796       221,318
Pinnacle West Capital Corp                               2,402        73,411
PP & L Resources Inc                                     4,071        93,124
Public Service Enterprise Group                          6,118       212,983
Reliant Energy Inc                                       8,284       189,497
Southern Co                                             18,883       443,750
Texas Utilities Co                                       7,735       275,076
Unicom Corp                                              6,089       203,981
                                                                ------------
                                        TOTAL ELECTRIC
                                                -VALUE          $  5,568,977
                                                - COST          $  6,116,112
ELECTRICAL COMPONENTS & EQUIPMENT-0.17%
Emerson Electric Co                                     12,207  $    700,377
Molex Inc                                                4,391       248,915
                                                                ------------

               TOTAL ELECTRICAL COMPONENTS & EQUIPMENT
                                                -VALUE          $    949,292
                                                - COST          $    919,561
ELECTRONICS-0.44%
Analog Devices Inc+                                      4,901  $    455,793
Johnson Controls Inc                                     2,420       137,638
Millipore Corp                                           1,244        48,050
Parker Hannifin Corp                                     3,067       157,375
PE Corp-PE Biosystems Group                              2,892       347,944
PerkinElmer Inc                                          1,293        53,902
Solectron Corp+                                          8,194       779,454
Tektronix Inc                                            1,336        51,937
Teradyne Inc+                                            4,753       313,698
Thermo Electron Corp+                                    4,502        67,530
Thomas & Betts Corp                                      1,598        50,936
                                                                ------------
                                     TOTAL ELECTRONICS
                                                -VALUE          $  2,464,257
                                                - COST          $  1,608,696
ENGINEERING & CONSTRUCTION-0.02%
Fluor Corp                                               2,145  $     98,402
Foster Wheeler Corp                                      1,183        10,499
                                                                ------------
                      TOTAL ENGINEERING & CONSTRUCTION
                                                -VALUE          $    108,901
                                                - COST          $    121,457
ENTERTAINMENT-0.03%
Harrah's Entertainment Inc+                              3,648  $     96,444
Mirage Resorts Inc+                                      5,500        84,219
                                                                ------------
                                   TOTAL ENTERTAINMENT
                                                -VALUE          $    180,663
                                                - COST          $    183,672

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                         Shares       Value
COMMON STOCKS (Continued)
ENVIRONMENTAL CONTROL-0.06%
Allied Waste Industries Inc+                            5,363  $     47,261
Waste Management Inc                                   17,370       298,547
                                                               ------------
                         TOTAL ENVIRONMENTAL CONTROL
                                              -VALUE           $    345,808
                                              - COST           $    992,456
FOOD-1.22%
Albertson's Inc                                        11,921  $    384,452
Archer-Daniels-Midland Co                              17,126       208,723
Bestfoods                                               7,795       409,725
Campbell Soup Co                                       11,990       463,863
ConAgra Inc                                            13,846       312,400
General Mills Inc                                       8,570       306,377
Great Atlantic & Pacific Tea Co                         1,091        30,412
Heinz (H J) Co                                         10,068       400,832
Hershey Foods Corp                                      3,858       183,255
Kellogg Co                                             11,397       351,170
Kroger Co+                                             23,330       440,354
Nabisco Group Holdings Corp                             9,142        97,134
Quaker Oats Co                                          3,781       248,128
Ralston-Purina Group                                    9,072       252,882
Safeway Inc+                                           14,271       507,512
Sara Lee Corp                                          25,525       563,145
Super Value Inc                                         3,951        79,020
Sysco Corp                                              9,284       367,298
Unilever NV                                            15,991       870,510
Winn-Dixie Stores Inc                                   4,233       101,327
Wrigley (W M) Jr Co                                     3,297       273,445
                                                               ------------
                                          TOTAL FOOD
                                              -VALUE           $  6,851,964
                                              - COST           $  8,313,122
FOREST PRODUCTS & PAPER-0.41%
Boise Cascade Corp                                      1,586  $     64,233
Champion International Corp                             2,724       168,718
Fort James Corp                                         6,059       165,865
Georgia-Pacific Corp                                    4,761       241,621
International Paper Co                                 11,611       655,296
Louisiana-Pacific Corp                                  3,027        43,135
Mead Corp                                               2,897       125,838
Potlatch Corp                                             822        36,682
Temple-Inland Inc                                       1,558       102,731
Westvaco Corp                                           2,818        91,937
Weyerhauser Co                                          6,587       473,029
Willamette Industries Inc                               3,157       146,603
                                                               ------------
                       TOTAL FOREST PRODUCTS & PAPER
                                              -VALUE           $  2,315,688
                                              - COST           $  1,831,316
GAS-0.05%
Eastern Enterprises                                       752  $     43,193
NICOR Inc                                               1,343        43,647
ONEOK Inc                                                 901        22,638
Peoples Energy Corp                                     1,009        33,801
Sempra Energy                                           6,722       116,795
                                                               ------------
                                           TOTAL GAS
                                              -VALUE           $    260,074
                                              - COST           $    335,321

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                    Shares       Value
COMMON STOCKS (Continued)
HAND / MACHINE TOOLS-0.07%
Black & Decker Corp                                                               2,485   $    129,841
Grainger (W W) Inc                                                                2,646        126,512
Milacron Inc                                                                      1,046         16,082
Snap-On Inc                                                                       1,679         44,598
Stanley Works                                                                     2,538         76,457
                                                                                          ------------
                                                  TOTAL HAND / MACHINE TOOLS
                                                                     - VALUE              $    393,490
                                                                     -  COST              $    431,722
HEALTH CARE-1.42%
Allergan Inc                                                                      3,739   $    186,015
Bard (C R) Inc                                                                    1,444         76,532
Bausch & Lomb Inc                                                                 1,626        111,279
Baxter International Inc                                                          8,158        512,424
Becton Dickinson & Co                                                             6,998        187,196
Biomet Inc                                                                        3,182        127,280
Boston Scientific Corp+                                                          11,632        254,450
Columbia/HCA Healthcare Corp                                                     15,805        463,284
Guidant Corp+                                                                     8,568        402,696
Healthsouth Corp+                                                                10,985         59,044
Humana Inc+                                                                       4,784         39,169
Johnson & Johnson                                                                38,958      3,627,972
Mallinckrodt Group Inc                                                            1,923         61,175
Manor Care Inc+                                                                   2,946         47,136
Medtronics Inc                                                                   33,229      1,210,782
St Jude Medical Inc+                                                              2,398         73,589
Tenet Healthcare Corp+                                                            8,799        206,776
United Healthcare Corp                                                            4,721        250,803
Wellpoint Health Networks+                                                        1,767        116,512
                                                                                          ------------
                                                           TOTAL HEALTH CARE
                                                                     - VALUE              $  8,014,114
                                                                     -  COST              $  6,928,313
HOLDING COMPANIES-DIVERSIFIED-0.10%
Seagrams Co Ltd                                                                  12,162   $    546,530
                                                                                          ------------
                                         TOTAL HOLDING COMPANIES-DIVERSIFIED
                                                                     - VALUE              $    546,530
                                                                     -  COST              $    443,728
HOME BUILDERS-0.02%
Centex Corp                                                                       1,689   $     41,697
Fleetwood Enterprises Inc                                                           932         19,223
Kaufman & Broad Home Corp                                                         1,369         33,113
Pulte Corp                                                                        1,214         27,315
                                                                                          ------------
                                                         TOTAL HOME BUILDERS
                                                                     - VALUE              $    121,348
                                                                     -  COST              $    148,420
HOME FURNISHINGS-0.07%
Leggett & Platt Inc                                                               5,569   $    119,385
Maytag Corp                                                                       2,359        113,232
Whirlpool Corp                                                                    2,135        138,908
                                                                                          ------------
                                                      TOTAL HOME FURNISHINGS
                                                                     - VALUE              $    371,525
                                                                     -  COST              $    339,508
HOUSEHOLD PRODUCTS / WARES-0.18%
American Greetings Corp Class A                                                   1,809   $     42,738
Avery-Dennison Corp                                                               3,210        233,929
Clorox Co                                                                         6,594        332,173

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                    Shares       Value
COMMON STOCKS (Continued)
Fortune Brands Inc                                                                4,618   $    152,683
Jostens Inc                                                                         963         23,413
Newell Rubbermaid Inc                                                             7,896        228,984
Tupperware Corp                                                                   1,620         27,439
                                                                                          ------------
                                            TOTAL HOUSEHOLD PRODUCTS / WARES
                                                                     - VALUE              $  1,041,359
                                                                     -  COST              $  1,047,572
INSURANCE-1.84%
Aetna Inc                                                                         4,238   $    236,533
AFLAC Corp                                                                        7,442        351,169
Allstate Corp                                                                    22,640        543,360
American General Corp                                                             6,952        527,483
American International Group Inc                                                 43,353      4,687,543
Aon Corp                                                                          7,167        286,680
Chubb Corp                                                                        4,894        275,593
CIGNA Corp                                                                        5,171        416,589
Cincinnati Financial Corp                                                         4,581        142,870
Conseco Inc                                                                       9,162        163,771
Hartford Financial Services Group                                                 6,213        294,341
Jefferson-Pilot Corp                                                              2,980        203,385
Lincoln National Corp                                                             5,529        221,160
Loews Corp                                                                        2,951        179,089
Marsh & McLennan Companies Inc                                                    7,484        716,125
MBIA Inc                                                                          2,833        149,618
MGIC Investment Corp                                                              3,001        180,623
Progressive Corp Ohio                                                             2,063        150,857
SAFECO Corp                                                                       3,703         92,112
St Paul Cos                                                                       6,431        216,644
Torchmark Corp                                                                    3,701        107,553
UNUMProvident Corp                                                                6,771        217,095
                                                                                          ------------
                                                             TOTAL INSURANCE
                                                                     - VALUE              $ 10,360,193
                                                                     -  COST              $  8,966,487
IRON / STEEL-0.04%
Bethlehem Steel Corp+                                                             3,753   $     31,431
Nucor Corp                                                                        2,481        135,990
USX - U.S. Steel Group                                                            2,485         82,005
                                                                                          ------------
                                                          TOTAL IRON / STEEL
                                                                     - VALUE              $    249,426
                                                                     -  COST              $    229,251
LEISURE TIME-0.16%
Brunswick Corp                                                                    2,586   $     57,538
Carnival Corp Class A                                                            17,271        825,770
                                                                                          ------------
                                                          TOTAL LEISURE TIME
                                                                     - VALUE              $    883,308
                                                                     -  COST              $    826,183
LODGING-0.06%
Hilton Hotels Corp                                                               10,344   $     99,561
Marriott International                                                            6,952        219,423
                                                                                          ------------
                                                               TOTAL LODGING
                                                                     - VALUE              $    318,984
                                                                     -  COST              $    373,096
MACHINERY-0.29%
Briggs & Stratton Corp                                                              617   $     33,087
Caterpillar Inc                                                                   9,985        469,919
Cummins Engine Co Inc                                                             1,178         56,912

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                    Shares       Value
COMMON STOCKS (CONTINUED)
Deere & Co                                                                        6,529   $    283,195
Dover Corp                                                                        5,711        259,137
Ingersoll-Rand Co                                                                 4,588        252,627
McDermott International Inc                                                       1,682         15,243
NACCO Industries Inc Class A                                                        224         12,446
Rockwell International Corp                                                       5,329        255,126
                                                                                          ------------
                                                             TOTAL MACHINERY
                                                                     - VALUE              $  1,637,692
                                                                     -  COST              $  1,566,954
MANUFACTURERS-3.66%
Cooper Industries Inc                                                             2,679   $    108,332
Corning Inc                                                                       6,825        879,998
Crane Co                                                                          1,910         37,961
Danaher Corp                                                                      4,013        193,627
Eastman Kodak Co                                                                  8,873        587,836
Eaton Corp                                                                        2,047        148,663
FMC Corp+                                                                           868         49,747
General Electric Co                                                              91,916     14,224,001
Illinois Tool Works Inc                                                           8,410        568,201
ITT Industries Inc                                                                2,472         82,658
Minnesota Mining & Manufacturing Co                                              11,207      1,096,885
National Service Industries Inc                                                   1,177         34,721
Pall Corp                                                                         3,534         76,202
Polaroid Corp                                                                     1,254         23,591
PPG Industries Inc                                                                4,925        308,120
Textron Inc                                                                       4,158        318,867
Tyco International Ltd                                                           47,291      1,838,438
                                                                                          ------------
                                                         TOTAL MANUFACTURERS
                                                                     - VALUE              $ 20,577,848
                                                                     -  COST              $ 12,450,205
MEDIA-2.16%
CBS Corp+                                                                        21,399   $  1,368,199
Clear Channel Communications Inc+                                                 9,474        845,554
Comcast Corp Class A                                                             21,026      1,063,127
Disney (Walt) Co                                                                 57,821      1,691,264
Dow Jones & Co Inc                                                                2,472        168,096
Gannett Co Inc                                                                    7,833        638,879
Knight-Ridder Inc                                                                 2,286        136,017
McGraw-Hill Inc                                                                   5,480        337,705
MediaOne Group Inc+                                                              17,180      1,319,639
Meredith Corp                                                                     1,452         60,530
New York Times Co Class A                                                         4,838        237,667
Time Warner Inc                                                                  36,099      2,614,921
Times Mirror Co Class A                                                           1,662        111,354
Tribune Co                                                                        6,715        369,745
Viacom Inc Class B+                                                              19,536      1,180,707
                                                                                          ------------
                                                                 TOTAL MEDIA
                                                                     - VALUE              $ 12,143,404
                                                                     -  COST              $  7,309,336
METAL FABRICATE / HARDWARE-0.02%
Allegheny Technologies Inc                                                        2,677   $     60,065
Timken Co                                                                         1,752         35,807
Worthington Industries Inc                                                        2,510         41,572
                                                                                          ------------
                                            TOTAL METAL FABRICATE / HARDWARE
                                                                     - VALUE              $    137,444
                                                                     -  COST              $    204,559

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                    Shares       Value
COMMON STOCKS (Continued)
METALS-DIVERSIFIED-0.30%
Alcan Aluminum Ltd                                                                6,118   $    251,985
Alcoa Inc                                                                        10,296        854,568
Freeport McMoRan Inc+                                                             4,598         97,133
Inco Ltd+                                                                         5,389        126,641
Phelps Dodge Corp                                                                 2,209        148,246
Placer Dome Inc                                                                   9,185         98,739
Reynolds Metals Co                                                                1,763        135,090
                                                                                          ------------
                                                    TOTAL METALS-DIVERSIFIED
                                                                     - VALUE              $  1,712,402
                                                                     -  COST              $  1,052,586
MINING-0.07%
Barrick Gold Corp                                                                11,044   $    195,341
Homestake Mining Co                                                               7,372         57,594
Newmont Mining Corp                                                               4,753        116,448
                                                                                          ------------
                                                                TOTAL MINING
                                                                     - VALUE              $    369,383
                                                                     -  COST              $    395,516
OFFICE / BUSINESS EQUIPMENT-0.14%
Pitney Bowes Inc                                                                  7,495   $    362,102
Xerox Corp                                                                       18,605        422,101
                                                                                          ------------
                                           TOTAL OFFICE / BUSINESS EQUIPMENT
                                                                     - VALUE              $    784,203
                                                                     -  COST              $  1,113,587
OIL & GAS PRODUCERS-3.11%
Amerada Hess Corp                                                                 2,575   $    146,131
Anadarko Petroleum Corp                                                           3,621        123,567
Apache Corp                                                                       3,253        120,158
Atlantic Richfield Corp                                                           9,041        782,046
Burlington Resources Inc                                                          6,071        200,722
Chevron Corp                                                                     18,378      1,591,994
Coastal Corp                                                                      6,045        214,220
Conoco Inc Class B                                                               17,544        436,407
Exxon Mobil Corp                                                                 96,741      7,793,697
Helmerich & Payne Inc                                                             1,392         30,363
Kerr-McGee Corp                                                                   2,455        152,210
Occidental Petroleum Corp                                                         9,877        213,590
Phillips Petroleum Co                                                             7,082        332,854
Rowan Co Inc+                                                                     2,362         51,226
Royal Dutch Petroleum Corp                                                       60,144      3,634,953
Sunoco Inc                                                                        2,596         61,006
Texaco Inc                                                                       15,553        844,722
Tosco Corp                                                                        4,028        109,511
Transocean Sedco Forex Inc                                                        2,984        100,516
Union Pacific Resources Group                                                     7,090         90,397
Unocal Corp                                                                       6,776        227,420
USX - Marathon Group                                                              8,753        216,090
                                                                                          ------------
                                                   TOTAL OIL & GAS PRODUCERS
                                                                     - VALUE              $ 17,473,800
                                                                     -  COST              $ 14,966,774
OIL & GAS SERVICES-0.28%
Baker Hughes Inc                                                                  9,230   $    194,407
Halliburton Co                                                                   12,419        499,865

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                          Shares       Value
COMMON STOCKS (Continued)
Schlumberger Ltd                                         15,412  $    866,925
                                                                 ------------
                              TOTAL OIL & GAS SERVICES
                                                -VALUE           $  1,561,197
                                                - COST           $  1,835,000
PACKAGING & CONTAINERS-0.08%
Ball Corp                                                   862  $     33,941
Bemis Co                                                  1,452        50,639
Crown Cork & Seal Co                                      3,404        76,165
Owens Illinois Inc+                                       4,222       105,814
Pactiv Corp+                                              4,868        51,723
Sealed Air Corp+                                          2,348       121,656
                                                                 ------------
                          TOTAL PACKAGING & CONTAINERS
                                                -VALUE           $    439,938
                                                - COST           $    694,099
PHARMACEUTICALS-3.81%
Abbott Laboratories                                      43,088  $  1,564,633
ALZA Corp+                                                2,877        99,616
American Home Products Corp                              36,613     1,443,925
Bristol-Myers Squibb Co                                  55,613     3,569,659
Cardinal Health Inc                                       7,727       369,930
Lilly (Eli) & Co                                         30,555     2,031,908
Merck & Co Inc                                           65,502     4,392,728
Pfizer Inc                                              108,496     3,519,339
Pharmacia & Upjohn Inc                                   14,343       645,435
Schering-Plough Corp                                     41,191     1,737,745
Warner Lambert Co                                        24,105     1,975,103
Watson Pharmaceutical Inc+                                2,725        97,589
                                                                 ------------
                                 TOTAL PHARMACEUTICALS
                                                -VALUE           $ 21,447,610
                                                - COST           $ 19,208,083
PIPELINES-0.33%
Columbia Energy Group                                     2,327  $    147,183
Consolidated Natural Gas Co                               2,724       176,890
El Paso Energy Corp                                       6,366       247,080
Enron Corp                                               20,016       888,210
Williams Co Inc                                          12,214       373,290
                                                                 ------------
                                       TOTAL PIPELINES
                                                -VALUE           $  1,832,653
                                                - COST           $  1,355,083
RETAIL-4.08%
AutoZone Inc+                                             4,047  $    130,769
Bed Bath & Beyond Inc+                                    3,981       138,340
Best Buy Co Inc+                                          5,784       290,285
Circuit City Stores Inc                                   5,699       256,811
Consolidated Stores Corp+                                 3,148        51,155
CVS Corp                                                 11,011       439,752
Darden Restaurants Inc                                    3,714        67,316
Dayton-Hudson Corp                                       12,319       904,677
Dillards Inc Class A                                      2,967        59,896
Dollar General Corp                                       6,348       144,417
Federated Department Stores Inc+                          5,903       298,470
Gap Inc                                                  23,993     1,103,678
Harcourt General Inc                                      1,995        80,299
Home Depot Inc                                           64,574     4,427,321
IKON Office Solutions Inc                                 4,141        28,211
Kmart Corp+                                              13,898       139,849

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                          Shares       Value
COMMON STOCKS (Continued)
Kohls Corp+                                               4,615  $    333,145
Limited Inc                                               6,058       262,387
Longs Drug Stores Corp                                    1,085        28,007
Lowe's Co Inc                                            10,697       639,146
May Department Stores Co                                  9,374       302,312
McDonald's Corp                                          37,975     1,530,867
Nordstrom Inc                                             3,879       101,581
Office Depot Inc+                                         9,313       101,861
Penney (J C) Co Inc                                       7,284       145,225
Pep Boys (The) - Manny Moe & Jack                         1,521        13,879
Rite Aid Corp                                             7,345        82,172
Sears Roebuck & Co                                       10,594       322,455
Staples Inc+                                             13,091       271,638
Tandy Corp                                                5,476       269,351
TJX Companies Inc                                         8,719       178,195
Toys R Us Inc+                                            6,910        98,899
Tricon Global Restaurants+                                4,359       168,366
Wal-Mart Stores Inc                                     124,740     8,622,653
Walgreen Co                                              28,162       823,739
Wendy's International Inc                                 3,341        68,908
                                                                 ------------
                                          TOTAL RETAIL
                                                -VALUE           $ 22,926,032
                                                - COST           $ 13,439,491
SEMICONDUCTORS-2.32%
Advanced Micro Devices Inc+                               4,100  $    118,644
Applied Materials Inc+                                   10,626     1,346,181
Intel Corp                                               93,633     7,707,166
KLA Instruments Corp+                                     2,504       278,883
LSI Logic Corp+                                           4,175       281,813
Micron Technology Inc+                                    7,161       556,768
National Semiconductor+                                   4,778       204,558
Texas Instruments Inc                                    22,334     2,163,606
Xilinx Inc+                                               8,960       407,400
                                                                 ------------
                                  TOTAL SEMICONDUCTORS
                                                -VALUE           $ 13,065,019
                                                - COST           $  5,972,935
SOFTWARE-6.11%
Adobe Systems Inc                                         3,358  $    225,826
America Online Inc+                                      62,603     4,722,614
Autodesk Inc                                              1,661        56,059
Automatic Data Processing                                17,527       944,267
BMC Software Inc+                                         6,787       542,536
Citrix Systems Inc+                                       2,479       304,917
Computer Associates International Inc                    15,124     1,057,735
Compuware Corp+                                          10,028       373,543
First Data Corp                                          11,726       578,238
IMS Health Inc                                            8,677       235,906
Microsoft Corp+                                         144,588    16,880,649
Novell Inc+                                               9,401       375,452
Oracle Corp+                                             39,944     4,476,225
Parametric Technology Corp+                               7,541       204,078
PeopleSoft Inc+                                           6,888       146,801
Shared Medical System Corp                                  733        37,337
Yahoo! Inc+                                               7,351     3,180,686
                                                                 ------------
                                        TOTAL SOFTWARE
                                                -VALUE           $ 34,342,869
                                                - COST           $ 16,202,746

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                Shares           Value
COMMON STOCKS (Continued)
TELECOMMUNICATION EQUIPMENT-3.20%
ADC Telecommunications+                                                          4,245      $    308,028
Andrew Corp+                                                                     2,363            44,749
Comverse Technology Inc+                                                         1,980           286,605
General Instrument Corp+                                                         4,912           417,520
Lucent Technologies Inc                                                         87,751         6,564,872
Motorola Inc                                                                    17,093         2,516,944
Nortel Networks Corp                                                            37,391         3,776,491
QUALCOMM Inc+                                                                   18,348         3,231,542
Scientific-Atlanta Inc                                                           2,153           119,761
Tellabs Inc+                                                                    11,096           712,225
                                                                                            ------------
                                          TOTAL TELECOMMUNICATION EQUIPMENT
                                                                     -VALUE                 $ 17,978,737
                                                                     - COST                 $  6,688,180
TELECOMMUNICATIONS-0.60%
Global Crossing Ltd+                                                            21,308      $  1,065,400
NEXTEL Communications Class A+                                                  10,142         1,045,894
Sprint Corp (PCS Group)+                                                        12,066         1,236,765
                                                                                            ------------
                                                   TOTAL TELECOMMUNICATIONS
                                                                     -VALUE                 $  3,348,059
                                                                     - COST                 $  1,157,245
TELEPHONE-4.28%
Alltel Corp                                                                      8,633      $    713,841
AT&T Corp                                                                       89,597         4,547,048
Bell Atlantic Corp                                                              43,491         2,677,415
BellSouth Corp                                                                  52,713         2,467,627
CenturyTel Inc                                                                   3,958           187,510
GTE Corp                                                                        27,288         1,925,510
MCI WorldCom Inc+                                                               79,580         4,222,687
SBC Communications Inc                                                          95,611         4,661,036
Sprint Corp                                                                     24,468         1,647,002
U.S. West Inc                                                                   14,197         1,022,184
                                                                                            ------------
                                                            TOTAL TELEPHONE
                                                                     -VALUE                 $ 24,071,860
                                                                     - COST                 $ 16,026,171
TEXTILES-0.00%
Springs Industries Inc Class A                                                     525      $     20,967
                                                                                            ------------
                                                             TOTAL TEXTILES
                                                                     -VALUE                 $     20,967
                                                                     - COST                 $     25,352
TOBACCO-0.30%
Philip Morris Co Inc                                                            66,350      $  1,538,497
UST Inc                                                                          4,840           121,908
                                                                                            ------------
                                                              TOTAL TOBACCO
                                                                     -VALUE                 $  1,660,405
                                                                     - COST                 $  2,932,923
TOYS/GAMES/HOBBIES-0.05%
Hasbro Inc                                                                       5,451      $    103,910
Mattel Inc                                                                      11,825           155,203
                                                                                            ------------
                                                   TOTAL TOYS/GAMES/HOBBIES
                                                                     -VALUE                 $    259,113
                                                                     - COST                 $    500,214

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                             Shares          Value
COMMON STOCKS (Continued)
TRANSPORTATION-0.28%
Burlington Northern Santa Fe Corp                                                         12,791     $    310,182
CSX Corp                                                                                   6,174          193,709
FDX Corp+                                                                                  8,339          341,378
Kansas City Southern Industries Inc                                                        3,137          234,099
Norfolk Southern Corp                                                                     10,697          219,289
Union Pacific Corp                                                                         6,929          302,278
                                                                                                     ------------
                                                                 TOTAL TRANSPORTATION
                                                                               -VALUE                $  1,600,935
                                                                               - COST                $  1,848,373
TRUCKING & LEASING-0.01%
Ryder System Inc                                                                           1,833     $     44,794
                                                                                                     ------------
                                                             TOTAL TRUCKING & LEASING
                                                                               -VALUE                $     44,794
                                                                               - COST                $     57,572
                                                                                                     ------------
                                                                  TOTAL COMMON STOCKS
                                                                               -VALUE                $345,088,931
                                                                               - COST                $244,752,100

                                                                           Interest       Maturity
Principal       Security Name                                                Rate           Date        Value
                U.S. TREASURY SECURITIES-35.95%
$ 6,250,000     U.S. Treasury Bonds                                          5.25%        11/15/28   $  5,150,394
   7,900,000    U.S. Treasury Bonds                                          5.25         02/15/29      6,534,785
   6,800,000    U.S. Treasury Bonds                                          5.50         08/15/28      5,803,379
   7,425,000    U.S. Treasury Bonds                                          6.00         02/15/26      6,791,558
  12,800,000    U.S. Treasury Bonds                                          6.13         11/15/27     11,904,000
   6,000,000    U.S. Treasury Bonds                                          6.13         08/15/29      5,720,628
  13,475,000    U.S. Treasury Bonds                                          6.25         08/15/23     12,708,609
   6,400,000    U.S. Treasury Bonds                                          6.38         08/15/27      6,144,000
   6,100,000    U.S. Treasury Bonds                                          6.50         11/15/26      5,945,597
   6,250,000    U.S. Treasury Bonds                                          6.63         02/15/27      6,189,456
   5,850,000    U.S. Treasury Bonds                                          6.75         08/15/26      5,875,594
   6,800,000    U.S. Treasury Bonds                                          6.88         08/15/25      6,923,250
  11,420,000    U.S. Treasury Bonds                                          7.13         02/15/23     11,891,075
   6,350,000    U.S. Treasury Bonds                                          7.25         08/15/22      6,695,281
   6,900,000    U.S. Treasury Bonds                                          7.50         11/15/24      7,529,625
   5,875,000    U.S. Treasury Bonds                                          7.63         11/15/22      6,444,141
   7,800,000    U.S. Treasury Bonds                                          7.63         02/15/25      8,643,375
   6,600,000    U.S. Treasury Bonds                                          7.88         02/15/21      7,375,500
  19,850,000    U.S. Treasury Bonds                                          8.00         11/15/21     22,517,344
   7,100,000    U.S. Treasury Bonds                                          8.13         05/15/21      8,140,597
   6,750,000    U.S. Treasury Bonds                                          8.13         08/15/21      7,745,625
   5,900,000    U.S. Treasury Bonds                                          8.50         02/15/20      6,973,063
   5,850,000    U.S. Treasury Bonds                                          8.75         05/15/20      7,080,653
  12,725,000    U.S. Treasury Bonds                                          8.75         08/15/20     15,417,139
                                                                                                     ------------
                                                       TOTAL U.S. TREASURY SECURITIES
                                                                               -VALUE                $202,144,668
                                                                               - COST                $218,058,764

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                                                Interest   Maturity
Principal                 Security Name                                           Rate       Date          Value
               SHORT TERM INSTRUMENTS-9.69%
               CASH EQUIVALENTS-7.72%
$ 19,541,941   Goldman Sachs Financial Square Prime Obligation Fund++              5.40%   01/03/00     $ 19,541,941
  23,900,000   Investors Bank & Trust Depositary Receipt++                         5.53    01/03/00       23,900,000
                                                                                                        ------------
                                                                                                        $ 43,441,941
               REPURCHASE AGREEMENTS-1.87%
$ 10,517,369   Morgan Stanley Tri-party Repurchase Agreement dated 12/31/99, due 01/03/00 with a maturity value of $10,519,472 and an
               effective yield of 2.40%, collateralized by U.S. Treasury Notes with a rate of 6.25%, a maturity date of 04/30/01 and market
               value of $10,736,525.                                                                    $ 10,517,369
                                                                                                        ------------
                                                                                                        $ 10,517,369
               U.S. TREASURY BILLS-0.10%
$    550,000   U.S. Treasury Bills+++                                             5.27%*   03/23/00     $    543,494
                                                                                                        ------------
                                                                                                        $    543,494
                                                                                                        ------------
                                                          TOTAL SHORT TERM INSTRUMENTS
                                                                               - VALUE                  $ 54,502,804
                                                                               -  COST                  $ 54,502,755
               TOTAL INVESTMENTS IN SECURITIES
               (Cost $517,313,619) ** (Notes 1 and 3)                                        107.02%    $601,736,403
               Other Assets and Liabilities, Net                                              (7.02)%    (39,458,421)
                                                                                           --------     ------------
               TOTAL NET ASSETS                                                              100.00%    $562,277,982
                                                                                           ========     ============
--------------------------------------------------------------------------------------------------------------------

+    Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.
+++ These U.S. Treasury Bills are held in segregated accounts in connection with the Master Portfolio's holdings of S&P 500 futures contracts. See Note 1.
*    Yield to Maturity.
** Cost for federal income tax purposes is $519,543,214 and net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $118,161,629
               Gross Unrealized Depreciation                       (35,968,440)
                                                                  ------------
               NET UNREALIZED APPRECIATION                        $ 82,193,189
                                                                  ============

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                                                Interest   Maturity
Principal      Security Name                                                      Rate       Date          Value
               CORPORATE BONDS & NOTES-30.17%
               AEROSPACE/DEFENSE-1.04%
$  2,800,000   Raytheon Co                                                        5.95%     03/15/01   $  2,761,503
   1,000,000   Raytheon Co                                                        7.38      07/15/25        864,220
   1,000,000   United Technologies Corp                                           6.63      11/15/04        978,610
                                                                                                       ------------
                                                                                                       $  4,604,333
               AUTO MANUFACTURERS-0.91%
$  1,500,000   Chrysler Corp                                                      7.45%     03/01/27   $  1,456,089
   1,000,000   Ford Motor Co                                                      7.25      10/01/08        985,732
   1,500,000   Ford Motor Co                                                      8.88      04/01/06      1,606,360
                                                                                                       ------------
                                                                                                       $  4,048,181
               AUTO PARTS & EQUIPMENT-0.41%
$  1,000,000   Delphi Automotive Systems Corp                                     6.50%     05/01/09   $    909,872
   1,000,000   Goodyear Tire & Rubber Co                                          6.63      12/01/06        935,503
                                                                                                       ------------
                                                                                                       $  1,845,375
               BANKS-4.05%
$    500,000   ABN Amro Bank NV                                                   7.30%     12/01/26   $    456,279
   1,000,000   Bank of New York Co Inc                                            6.50      12/01/03        969,276
   1,000,000   Bank One Corp                                                      8.10      03/01/02      1,017,743
   1,870,000   BankAmerica Corp                                                   6.25      04/01/08      1,720,000
   1,000,000   Chase Manhattan Corp                                               5.75      04/15/04        946,695
   1,000,000   Dresdner Bank AG                                                   6.63      09/15/05        954,492
     500,000   First Union Corp                                                   6.63      07/15/05        479,686
   1,500,000   KeyCorp                                                            6.75      03/15/06      1,436,391
   3,500,000   KFW International Finance Inc                                      7.63      02/15/04      3,580,843
     250,000   KFW International Finance Inc                                      8.00      02/15/10        263,977
   1,000,000   Korea Development Bank                                             7.38      09/17/04        981,839
     500,000   Skandinaviska Enskilda                                             6.88      02/15/09        462,820
   1,200,000   Swiss Bank Corp                                                    7.38      07/15/15      1,151,563
   4,000,000   Westdeutsche NY                                                    6.05      01/15/09      3,577,540
                                                                                                       ------------
                                                                                                       $ 17,999,144
               BEVERAGES-0.92%
$  1,500,000   Anheuser-Busch Companies                                           9.00%     12/01/09   $  1,675,315
   1,000,000   Coca-Cola Enterprises                                              8.00      09/15/22      1,006,282
   1,000,000   Diageo PLC                                                         6.13      08/15/05        946,108
     500,000   J Seagram & Sons                                                   7.50      12/15/18        472,541
                                                                                                       ------------
                                                                                                       $  4,100,246
               CHEMICALS-0.23%
$    500,000   Dow Chemical Co                                                    8.63%     04/01/06   $    527,218
     500,000   ICI Wilmington                                                     8.75      05/01/01        509,524
                                                                                                       ------------
                                                                                                       $  1,036,742
               COMMERCIAL SERVICES-0.17%
$  1,000,000   Service Corp International                                         6.00%     12/15/05   $    743,191
                                                                                                       ------------
                                                                                                       $    743,191
               COSMETICS/PERSONAL CARE-0.22%
$  1,000,000   Procter & Gamble Co                                                6.88%     09/15/09   $    977,869
                                                                                                       ------------
                                                                                                       $    977,869
               DIVERSIFIED FINANCIAL SERVICES-7.20%
$  2,500,000   Associates Corp NA                                                 6.25%     11/01/08   $  2,303,360
   1,000,000   Associates Corp NA                                                 6.95      11/01/18        925,652
   1,000,000   AT&T Capital Corp                                                  6.25      05/15/01        989,514
   1,000,000   CIT Group Holdings                                                 6.63      06/15/05        965,372
   1,000,000   Citigroup Inc                                                      7.88      05/15/25      1,003,818
   1,000,000   Countrywide Funding Corp                                           6.88      09/15/05        969,087
   2,000,000   First Union Capital Corp                                           8.04      12/01/26      1,859,078

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                         Interest   Maturity
Principal    Security Name                                 Rate       Date        Value
             CORPORATE BONDS & NOTES (Continued)
$ 3,400,000  Ford Motor Credit Co                          6.50%    02/28/02   $  3,367,996
  3,500,000  General Motors Acceptance Corp                5.80     04/09/01      3,461,724
  1,000,000  General Motors Acceptance Corp                7.13     05/01/03        996,564
  2,000,000  Household Finance Corp                        6.00     05/01/04      1,899,078
  1,000,000  Household Finance Corp                        6.70     06/15/02        987,032
  2,500,000  Lehman Brothers Inc                           7.63     06/01/06      2,469,757
  1,000,000  Mellon Capital II                             8.00     01/15/27        940,602
  3,000,000  Mellon Financial                              6.00     03/01/04      2,862,543
  4,000,000  Merrill Lynch & Co Inc                        6.00     02/17/09      3,585,396
  1,000,000  Merrill Lynch & Co Inc                        6.38     10/15/08        921,966
  1,500,000  Morgan Stanley Group Inc                      6.70     05/01/01      1,498,313
                                                                               ------------
                                                                               $ 32,006,852
             ELECTRIC-2.44%
$ 2,000,000  Duke Energy Corp                              6.00%    12/01/28   $  1,574,154
  1,000,000  Enersis SA                                    7.40     12/01/16        870,792
  4,000,000  Houston Lighting & Power Co                   6.50     04/21/03      3,906,836
    756,098  Niagra Mohawk Power                           7.38     07/01/03        753,095
    529,268  Niagra Mohawk Power                           7.63     10/01/05        529,999
  1,500,000  Northern States Power Co                      6.50     03/01/28      1,279,197
  1,000,000  Texas Utilities Co                            6.38     01/01/08        911,974
  1,000,000  Virginia Electric & Power Co                  7.38     07/01/02      1,002,385
                                                                               ------------
                                                                               $ 10,828,432
             FOOD-0.54%
 $  500,000  Archer-Daniels-Midland Co                     8.38%    04/15/17   $    528,658
  1,000,000  Fred Meyer Inc                                7.45     03/01/08        971,367
  1,000,000  Kroger Co                                     7.00     05/01/18        890,811
                                                                               ------------
                                                                               $  2,390,836
             HEALTH CARE-0.45%
$ 1,000,000  Baxter International Inc                      7.63%    11/15/02   $  1,012,695
  1,000,000  Becton Dickinson & Co                         7.15     10/01/09        971,185
                                                                               ------------
                                                                               $  1,983,880
             INSURANCE-0.22%
$ 1,000,000  Aetna Services Inc                            7.13%     8/15/06   $    959,504
                                                                               ------------
                                                                               $    959,504
             MANUFACTURERS-0.57%
$ 3,000,000  Tyco International Group                      6.88%    01/15/29   $  2,555,040
                                                                               ------------
                                                                               $  2,555,040
             MEDIA-2.85%
$ 2,000,000  Comcast Cable Communications                  8.38%    05/01/07   $  2,067,354
  2,000,000  Disney (Walt) Co                              5.13     12/15/03      1,871,194
    500,000  Disney (Walt) Co                              6.75     03/30/06        488,713
  2,500,000  Time Warner Entertainment                     8.38     03/15/23      2,607,173
  2,000,000  Time Warner Entertainment                     9.63     05/01/02      2,105,236
  3,500,000  Viacom Inc                                    7.75     06/01/05      3,538,035
                                                                               ------------
                                                                               $ 12,677,705
             MULTI-NATIONAL-0.48%
 $  500,000  African Development Bank                      7.75%    12/15/01   $    509,530
  1,000,000  Inter-American Development Bank               5.75     02/26/08        918,131
    200,000  Inter-American Development Bank               8.40     09/01/09        217,477
    450,000  Inter-American Development Bank               8.50     03/15/11        495,644
                                                                               ------------
                                                                               $  2,140,782
             OIL & GAS PRODUCERS-1.10%
$ 1,000,000  Amoco Canada                                  7.25%    12/01/02   $  1,005,860
  2,000,000  Conoco Inc                                    5.90     04/15/04      1,912,600

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio Of Investments

                                                                             Interest    Maturity
Principal    Security Name                                                     Rate        Date          Value
             CORPORATE BONDS & NOTES (Continued)
$ 1,120,000  Kerr-McGee Corp                                                   6.63%     10/15/07    $  1,026,778
  1,000,000  Phillips 66 Capital Trust II                                      8.00      01/15/37         945,752
                                                                                                     ------------
                                                                                                     $  4,890,990
             PHARMACEUTICALS-0.22%
$ 1,000,000  American Home Products Corp                                       6.50%     10/15/02    $    987,090
                                                                                                     ------------
                                                                                                     $    987,090
             REAL ESTATE-0.22%
$ 1,000,000  EOP Operating LP                                                  6.38%     02/15/03    $    963,255
                                                                                                     ------------
                                                                                                     $    963,255
             REITS-0.42%
$ 1,000,000  Avalon Bay Communities                                            7.50%     08/01/09    $    953,724
  1,000,000  Prologis Trust                                                    7.10      04/15/08         925,585
                                                                                                     ------------
                                                                                                     $  1,879,309
             RETAIL-1.41%
$ 2,000,000  Penney (J C) Co Inc                                               8.25%     08/15/22    $  1,779,520
  1,500,000  Saks Inc                                                          7.50      12/01/10       1,368,510
  1,000,000  Wal-Mart Stores Inc                                               7.25      06/01/13         983,673
  2,000,000  Wal-Mart Stores Inc                                               8.50      09/15/24       2,119,344
                                                                                                     ------------
                                                                                                     $  6,251,047
             TELECOMMUNICATION EQUIPMENT-0.55%
$ 2,500,000  Motorola Inc                                                      7.50%     05/15/25    $  2,433,963
                                                                                                     ------------
                                                                                                     $  2,433,963
             TELECOMMUNICATIONS-0.29%
 $1,250,000  Bell Telephone Canada                                             9.50%     10/15/10    $    283,680
  1,000,000  Cable & Wireless Communications                                   6.63      03/06/05         990,293
                                                                                                     ------------
                                                                                                     $  1,273,973
             TELEPHONE-2.23%
$ 1,500,000  AT&T Corp                                                         6.00%     03/15/09    $  1,351,875
    500,000  New York Telephone Co                                             6.00      04/15/08         450,741
  2,305,000  New York Telephone Co                                             7.00      12/01/33       1,979,995
  4,000,000  Sprint Capital Corp                                               6.13      11/15/08       3,626,416
  1,000,000  US West Communications                                            6.38      10/15/02         982,204
  1,500,000  Worldcom Inc                                                      7.55      04/01/04       1,519,638
                                                                                                     ------------
                                                                                                     $  9,910,869
             TOBACCO-0.10%
 $  500,000  Imperial Tobacco Group PLC                                        7.13%     04/01/09    $    451,717
                                                                                                     ------------
                                                                                                     $    451,717
             TRANSPORTATION-0.93%
$ 1,300,000  Canadian National Railway Co                                      6.45%     07/15/00    $  1,197,040
  1,000,000  Norfolk Southern Corp                                             7.80      05/15/27         976,376
  1,000,000  Stagecoach Holdings PLC                                           8.63      11/15/09       1,001,250
  1,000,000  Union Pacific Corp                                                6.79      11/09/07         943,760
                                                                                                     ------------
                                                                                                     $  4,118,426
                                                                                                     ------------
                                                       TOTAL CORPORATE BONDS & NOTES
                                                                              -VALUE                 $134,058,751
                                                                              - COST                 $143,226,413
             FOREIGN GOVERNMENT BONDS & NOTES++-2.42%
$ 1,000,000  British Columbia (Province of)                                    6.50%     01/15/26    $    885,630
  1,000,000  Chile (Republic of)                                               6.88      04/28/09         926,946
  2,000,000  Corp Andina De Fomento                                            7.75      03/01/04       2,000,384
  2,000,000  Hydro Quebec                                                      8.40      01/15/22       2,115,220
  1,200,000  New Brunswick                                                     7.63      06/29/04       1,218,768
    750,000  Ontario (Province of)                                             7.63      06/22/04         765,097

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                                      Interest       Maturity
Principal      Security Name                                            Rate           Date             Value
               FOREIGN GOVERNMENT BONDS & NOTES++ (Continued)
$  2,300,000   Ontario (Province of)                                   7.75%         06/04/02      $   2,339,560
     500,000   Victoria (Province of)                                  8.45          10/01/01            514,012
                                                                                                   -------------
                                        TOTAL FOREIGN GOVERNMENT BONDS & NOTES
                                                                       - VALUE                     $  10,765,617
                                                                       -  COST                     $  11,316,145
               U.S. GOVERNMENT AGENCY SECURITIES-14.04%
$  5,500,000   Federal Home Loan Bank                                  5.02%         02/11/02      $   5,331,562
   1,500,000   Federal Home Loan Bank                                  5.40          01/15/03          1,447,340
   1,000,000   Federal Home Loan Bank                                  5.50          01/21/03            967,355
   2,500,000   Federal Home Loan Bank                                  6.09          06/02/06          2,383,593
   5,000,000   Federal Home Loan Mortgage Corporation                  5.00          01/15/04          4,675,700
   3,400,000   Federal Home Loan Mortgage Corporation                  5.13          10/15/08          2,971,801
   3,000,000   Federal Home Loan Mortgage Corporation                  5.25          02/16/01          2,960,889
   2,000,000   Federal Home Loan Mortgage Corporation                  5.38          03/01/01          1,975,288
   1,000,000   Federal Home Loan Mortgage Corporation                  5.50          05/15/02            975,370
   1,000,000   Federal Home Loan Mortgage Corporation                  5.63          02/20/04            952,178
   1,000,000   Federal Home Loan Mortgage Corporation                  5.75          07/15/03            967,533
     500,000   Federal Home Loan Mortgage Corporation                  5.75          03/15/09            455,564
   3,500,000   Federal Home Loan Mortgage Corporation                  5.90          05/04/04          3,355,135
   1,000,000   Federal Home Loan Mortgage Corporation                  6.13          08/15/03            978,185
   1,000,000   Federal Home Loan Mortgage Corporation                  6.30          06/01/04            969,431
   1,000,000   Federal National Mortgage Association                   0.00          06/01/17            282,963
   2,104,000   Federal National Mortgage Association                   5.13          02/13/04          1,974,139
   1,000,000   Federal National Mortgage Association                   5.25          01/15/09            880,552
   2,000,000   Federal National Mortgage Association                   5.38          01/16/01          1,979,760
   1,000,000   Federal National Mortgage Association                   5.38          03/15/02            975,733
   1,000,000   Federal National Mortgage Association                   5.75          06/15/05            949,313
   3,500,000   Federal National Mortgage Association                   5.75          02/15/08          3,222,597
     600,000   Federal National Mortgage Association                   5.88          04/23/04            573,496
   1,000,000   Federal National Mortgage Association                   6.09          09/27/27            857,493
   5,000,000   Federal National Mortgage Association                   6.26          02/25/09          4,639,850
     394,000   Federal National Mortgage Association                   6.38          06/15/09            375,449
   1,000,000   Federal National Mortgage Association                   6.45          02/14/02            993,242
   1,400,000   Federal National Mortgage Association                   6.80          01/10/03          1,403,986
   3,000,000   Federal National Mortgage Association                   7.55          04/22/02          3,058,797
   2,150,000   Financing Corp                                          8.60          09/26/19          2,446,304
     500,000   Financing Corp                                          9.65          11/02/18            621,049
   1,285,000   Financing Corp                                          9.80          04/06/18          1,609,460
     500,000   Tennessee Valley Authority                              6.13          07/15/03            484,915
   2,600,000   Tennessee Valley Authority                              6.25          12/15/17          2,347,922
   1,500,000   Tennessee Valley Authority                              6.88          12/15/43          1,344,375
                                                                                                   -------------
                                       TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                                                                       - VALUE                     $  62,388,319
                                                                       -  COST                     $  65,326,331
               U.S. TREASURY SECURITIES-50.34%
$    700,000   U.S. Treasury Bonds                                     5.25%         02/15/29      $     579,032
   2,800,000   U.S. Treasury Bonds                                     5.50          08/15/28          2,389,626
   1,200,000   U.S. Treasury Bonds                                     6.00          02/15/26          1,097,626
   1,600,000   U.S. Treasury Bonds                                     6.13          11/15/27          1,488,000
     800,000   U.S. Treasury Bonds                                     6.13          08/15/29            762,750
   1,500,000   U.S. Treasury Bonds                                     6.50          11/15/26          1,462,032
   1,000,000   U.S. Treasury Bonds                                     6.63          02/15/27            990,313
   5,200,000   U.S. Treasury Bonds                                     7.13          02/15/23          5,414,500
   4,100,000   U.S. Treasury Bonds                                     7.25          05/15/16          4,285,783
     500,000   U.S. Treasury Bonds                                     7.50          11/15/16            534,844
     500,000   U.S. Treasury Bonds                                     7.63          02/15/07            509,062

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
PORTFOLIO OF INVESTMENTS

                                                                      Interest       Maturity
Principal      Security Name                                            Rate           Date             Value
               U.S. TREASURY SECURITIES (Continued)
$  7,300,000   U.S. Treasury Bonds                                     7.63%         02/15/25      $   8,089,312
   2,500,000   U.S. Treasury Bonds                                     7.88          02/15/21          2,793,750
   7,100,000   U.S. Treasury Bonds                                     8.00          11/15/21          8,054,062
   9,250,000   U.S. Treasury Bonds                                     8.13          08/15/19         10,539,219
     300,000   U.S. Treasury Bonds                                     8.25          05/15/05            302,531
   1,600,000   U.S. Treasury Bonds                                     8.75          05/15/17          1,910,000
   3,100,000   U.S. Treasury Bonds                                     8.75          05/15/20          3,751,970
   2,100,000   U.S. Treasury Bonds                                     8.75          08/15/20          2,544,282
   1,000,000   U.S. Treasury Bonds                                     9.13          05/15/09          1,091,563
   1,500,000   U.S. Treasury Bonds                                     9.13          05/15/18          1,858,594
   2,300,000   U.S. Treasury Bonds                                     9.38          02/15/06          2,624,875
   2,100,000   U.S. Treasury Bonds                                    10.38          11/15/12          2,551,500
   2,250,000   U.S. Treasury Bonds                                    11.25          02/15/15          3,179,531
     500,000   U.S. Treasury Bonds                                    11.75          11/15/14            676,094
   1,100,000   U.S. Treasury Bonds                                    12.00          08/15/13          1,468,157
     500,000   U.S. Treasury Bonds                                    12.75          11/15/10            646,250
   2,000,000   U.S. Treasury Bonds                                    13.25          05/15/14          2,881,876
  10,000,000   U.S. Treasury Notes                                     4.50          01/31/01          9,834,380
   5,500,000   U.S. Treasury Notes                                     4.63          12/31/00          5,420,937
   8,700,000   U.S. Treasury Notes                                     4.75          11/15/08          7,675,036
     500,000   U.S. Treasury Notes                                     5.25          05/31/01            493,750
   1,000,000   U.S. Treasury Notes                                     5.50          07/31/01            989,688
   2,000,000   U.S. Treasury Notes                                     5.50          08/31/01          1,976,250
   2,100,000   U.S. Treasury Notes                                     5.50          01/31/03          2,050,125
   1,450,000   U.S. Treasury Notes                                     5.50          05/31/03          1,411,031
   1,200,000   U.S. Treasury Notes                                     5.50          02/15/08          1,124,250
     500,000   U.S. Treasury Notes                                     5.50          05/15/09            465,781
   1,000,000   U.S. Treasury Notes                                     5.63          02/28/01            994,063
   3,300,000   U.S. Treasury Notes                                     5.63          05/15/08          3,104,062
   1,600,000   U.S. Treasury Notes                                     5.75          11/30/02          1,575,501
   1,000,000   U.S. Treasury Notes                                     5.75          04/30/03            981,563
   8,000,000   U.S. Treasury Notes                                     5.75          08/15/03          7,832,504
     850,000   U.S. Treasury Notes                                     5.88          11/30/01            844,688
   1,700,000   U.S. Treasury Notes                                     5.88          09/30/02          1,681,938
   1,000,000   U.S. Treasury Notes                                     5.88          02/15/04            983,438
   2,500,000   U.S. Treasury Notes                                     5.88          11/15/05          2,427,345
   1,600,000   U.S. Treasury Notes                                     6.00          08/15/09          1,550,000
   1,200,000   U.S. Treasury Notes                                     6.13          12/31/01          1,197,376
   3,300,000   U.S. Treasury Notes                                     6.13          08/15/07          3,216,470
   2,800,000   U.S. Treasury Notes                                     6.25          10/31/01          2,800,000
   1,000,000   U.S. Treasury Notes                                     6.25          01/31/02          1,000,000
   7,000,000   U.S. Treasury Notes                                     6.25          02/28/02          6,997,816
   3,000,000   U.S. Treasury Notes                                     6.25          06/30/02          2,998,125
  10,800,000   U.S. Treasury Notes                                     6.25          02/15/03         10,766,250
   8,700,000   U.S. Treasury Notes                                     6.38          03/31/01          8,719,036
   2,000,000   U.S. Treasury Notes                                     6.38          09/30/01          2,003,750
   4,700,000   U.S. Treasury Notes                                     6.38          08/15/02          4,708,813
   2,250,000   U.S. Treasury Notes                                     6.50          05/31/01          2,259,142
   3,000,000   U.S. Treasury Notes                                     6.50          05/15/05          3,000,939
   3,000,000   U.S. Treasury Notes                                     6.50          08/15/05          3,000,000
   1,400,000   U.S. Treasury Notes                                     6.50          10/15/06          1,396,063
   2,000,000   U.S. Treasury Notes                                     6.63          06/30/01          2,011,876
   3,000,000   U.S. Treasury Notes                                     6.88          05/15/06          3,052,500
   1,900,000   U.S. Treasury Notes                                     7.00          07/15/06          1,946,313
  11,050,000   U.S. Treasury Notes                                     7.25          08/15/04         11,402,219
   8,200,000   U.S. Treasury Notes                                     7.50          11/15/01          8,379,375

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                   Interest   Maturity
Principal     Security Name                          Rate       Date        Value
              U.S. TREASURY SECURITIES (Continued)
 $ 3,000,000  U.S. Treasury Notes                    7.50%   05/15/02    $  3,079,689
   1,300,000  U.S. Treasury Notes                    7.50    02/15/05       1,356,063
   4,300,000  U.S. Treasury Notes                    7.88    08/15/01       4,404,813
   3,000,000  U.S. Treasury Notes                    7.88    11/15/04       3,173,439
   2,900,000  U.S. Treasury Notes                    8.00    05/15/01       2,966,158
                                                                         ------------
                           TOTAL U.S. TREASURY SECURITIES
                                                   -VALUE                $223,729,689
                                                   - COST                $235,125,106



              SHORT TERM INSTRUMENTS-8.19%
              CASH EQUIVALENTS-6.86%
 $18,785,950  Goldman Sachs Financial Square
              Prime Obligation Fund+                 5.40%   01/03/00    $ 18,785,950
  11,700,000  Investors Bank & Trust Depositary
              Receipt+                               5.53    01/03/00      11,700,000
                                                                         ------------
                                                                         $ 30,485,950
              REPURCHASE AGREEMENTS-1.33%
 $ 5,927,275  Morgan Stanley Tri-party Repurchase
              Agreement dated 12/31/99, due
              01/03/00 with a maturity value of
              $5,928,460, and an effective yield
              of 2.40% collateralized by U.S.
              Treasury Notes with a rate of
              6.375%, a maturity of 03/31/01 and
              market value of $6,045,821.                                $  5,927,275
                                                                         ------------
                                                                         $  5,927,275
                                                                         ------------
                            TOTAL SHORT TERM INSTRUMENTS
                                                  -VALUE                 $ 36,413,225
                                                  - COST                 $ 36,413,225

              TOTAL INVESTMENTS IN SECURITIES
              (Cost $491,407,220) *(Notes 1 and 3)             105.16 %  $467,355,601
              Other Assets and Liabilities, Net                 (5.16)%   (22,911,688)
                                                              -------    ------------
              TOTAL NET ASSETS                                 100.00 %  $444,443,913
                                                              =======    ============
-------------------------------------------------------------------------------------

+ Represents investment of collateral received from securities lending transactions. See Note 4.
++   Investment is denominated in U.S. Dollars.
* Cost for federal income tax purposes is $491,526,454 and net unrealized depreciation consists of:


     Gross Unrealized Appreciation                        $     10,369
     Gross Unrealized Depreciation                         (24,181,222)
                                                         -------------
     Net Unrealized Depreciation                          $(24,170,853)
                                                         =============

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO--MONEY MARKET
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                   Yield To  Maturity
Principal     Security Name                        Maturity    Date       Value
              CERTIFICATES OF DEPOSIT-13.85%
 $ 5,000,000  Abbey National Treasury Service         5.04%  02/08/00  $  4,999,997
   5,000,000  ABN Amro Bank NV                        5.14   02/22/00     4,999,725
   3,000,000  American Express Centurion              5.97   02/03/00     3,000,000
  10,000,000  Bank of Montreal                        5.09   04/14/00     9,998,902
   3,000,000  Bayerische Hypo-Und Vereinsbank AG      5.23   03/01/00     3,000,048
   5,000,000  Chase Manhattan Bank                    5.18   03/15/00     4,999,414
   3,000,000  Credit Suisse First Boston              5.60   06/04/00     3,000,000
                                                                       ------------
              TOTAL CERTIFICATES OF DEPOSIT                            $ 33,998,086

              COMMERCIAL PAPER-52.39%
 $ 3,000,000  Accor BNP                               6.12%  02/04/00  $  2,982,660
   1,195,000  Atlantis One Funding Corp               5.93   03/23/00     1,178,859
   8,096,000  BMW US Capital Corp                     5.00   01/03/00     8,093,751
   3,528,000  Countrywide Home Loans Inc              6.12   02/15/00     3,501,011
   6,000,000  Countrywide Home Loans Inc              6.55   02/03/00     5,963,975
   9,000,000  Dorada Finance Inc                      5.82   03/08/00     8,902,515
   5,000,000  Edison Asset Securization               5.86   02/11/00     4,966,659
   4,270,000  Enterprises Funding Corp                6.50   01/14/00     4,259,977
   2,977,000  Falcon Asset Securization               5.85   02/18/00     2,953,779
   5,000,000  Falcon Asset Securization               5.86   02/08/00     4,969,072
   2,184,000  Forrestal Funding                       6.17   01/18/00     2,177,637
   4,166,000  Forrestal Funding                       6.22   01/18/00     4,153,763
   3,000,000  General Electric Capital Corp           5.95   03/16/00     2,962,812
   2,100,000  General Electric Capital Corp           6.00   02/07/00     2,087,050
   3,000,000  General Electric Financial
               Assurance Holding                      5.93   04/10/00     2,950,584
   8,000,000  Greenwich Funding Corp                  5.85   02/10/00     7,948,000
   3,000,000  International Securitization Corp       6.20   01/27/00     2,986,567
   2,000,000  International Securitization Corp       6.85   01/18/00     1,993,531
   5,000,000  Intrepid Funding                        5.88   04/12/00     4,916,700
   1,500,000  Kitty Hawk Funding Corp                 5.86   02/15/00     1,489,013
   2,000,000  Lexington Parker Capital Corp           6.10   01/28/00     1,990,850
   8,000,000  Lexington Parker Capital Corp           6.59   02/07/00     8,000,000
   2,296,000  Liberty Street Funding Corp             5.93   03/15/00     2,268,013
   2,000,000  Liberty Street Funding Corp             5.95   02/07/00     1,987,770
   2,000,000  Liberty Street Funding Corp             6.09   02/17/00     1,984,098
   8,000,000  Merrill Lynch & Co Inc                  6.15   02/02/00     7,956,267
   4,300,000  Monte Rosa Capital Corp                 5.87   02/04/00     4,276,161
   2,000,000  Monte Rosa Capital Corp                 5.95   03/21/00     1,973,556
   2,204,000  Monte Rosa Capital Corp                 6.00   03/20/00     2,174,980
   2,000,000  Moriarty LLC                            6.17   01/26/00     1,991,431
   1,258,000  Silver Tower US Funding LLC             5.90   02/07/00     1,250,371
   2,000,000  Special Purpose Accounts Receviable
               Corp                                   5.86   02/10/00     1,986,978
   2,000,000  Thames Asset Global Securitization
               No. 1 Inc                              6.00   01/18/00     1,994,333
   3,000,000  Thames Asset Global Securitization
               No. 1 Inc                              6.02   02/15/00     2,977,425
   3,000,000  Transportadora de Gas del Sur SA        6.00   03/31/00     2,955,000
   1,411,000  Variable Funding Capital Corp           7.00   01/18/00     1,406,336
                                                                       ------------
              TOTAL COMMERCIAL PAPER                                   $128,611,484

              MEDIUM TERM NOTES-4.89%
 $ 7,000,000  Morgan Guaranty Trust Co                5.36%  04/05/00  $  7,000,000
   5,000,000  SNB Key Bank Notes                      5.60   06/16/00     4,998,464
                                                                       ------------
              TOTAL MEDIUM TERM NOTES                                  $ 11,998,464

MASTER INVESTMENT PORTFOLIO--MONEY MARKET
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                         Yield to    Maturity
Principal      Security Name                             Maturity     Date            Value
               TIME DEPOSITS-5.30%
$ 8,000,000    Bayerische Hypo-Und Vereinsbank AG            5.50%     01/03/00      $  8,000,000
  5,000,000    Canadian Imperial Bank of Commerce            5.00      01/03/00         5,000,000
                                                                                     ------------
               TOTAL TIME DEPOSITS                                                   $ 13,000,000

               U.S. GOVERNMENT AGENCY SECURITIES-2.04%
$ 5,000,000    Federal Home Loan Bank                        4.95%     02/17/00      $  4,999,693
                                                                                     ------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                               $  4,999,693

               VARIABLE & FLOATING RATE NOTES-20.69%
$ 4,818,056    Associates Manufactured Housing
               Certificates                                  6.69%     10/16/00      $  4,818,056
  7,000,000    Ford Motor Credit Co                          5.74      08/18/00         6,995,629
 10,000,000    GMAC Mortgage Corp                            6.48      01/04/00         9,994,603
  8,000,000    National City Bank                            6.46      10/04/00         7,992,734
  5,000,000    Norwest Financial Inc                         6.49      09/07/00         4,997,984
  5,000,000    Sigma Finance Inc                             5.90      09/14/00         5,000,000
  4,000,000    Sigma Finance Inc                             5.99      03/29/00         3,999,807
  7,000,000    Special Purpose Accounts Receivable
               Corp                                          6.57      02/07/00         7,000,000
                                                                                     ------------
               TOTAL VARIABLE & FLOATING RATE NOTES                                  $ 50,798,813

               REPURCHASE AGREEMENTS-0.00%
$       643    Morgan Stanley Tri-party Repurchase
               Agreement dated 12/31/99, due
               01/03/00 with a maturity value of $643
               and an effective yield of
               2.40%, collateralized by U.S
               Treasury Notes with a rate of
               6.25%, a maturity of 04/30/01 and
               market value of $10,129.                                              $        643
                                                                                     ------------
               TOTAL REPURCHASE AGREEMENTS                                           $        643

               TOTAL INVESTMENTS IN SECURITIES
               (Cost $243,407,183) * (Notes 1 and 3)                      99.16%     $243,407,183
               Other Assets and Liabilities, Net                           0.84%        2,066,079
                                                                        -------      ------------
               TOTAL NET ASSETS                                          100.00%     $245,473,262
                                                                        =======      ============

--------------------------------------------------------------------------------
* Cost for income tax purposes is the same as for financial statement purposes.


The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                      Shares        Value
COMMON STOCKS-96.26%
ADVERTISING-0.27%
Interpublic Group Co Inc                            107,383  $    6,194,657
Omnicom Group                                        67,509       6,750,900
                                                             --------------
                                 TOTAL ADVERTISING
                                            -VALUE           $   12,945,557
                                            - COST           $    6,043,792
AEROSPACE / DEFENSE-1.18%
Boeing Co                                           356,357  $   14,811,088
General Dynamics Corp                                71,266       3,759,281
Goodrich (B F) Co                                    34,653         952,957
Honeywell International Inc                         299,106      17,254,677
Lockheed Martin Corp                                151,413       3,312,159
Northrop Grumman Corp                                26,579       1,436,927
Raytheon Co Class B                                 129,063       3,428,236
United Technologies Corp                            182,808      11,882,520
                                                             --------------
                         TOTAL AEROSPACE / DEFENSE
                                            -VALUE           $   56,837,845
                                            - COST           $   50,908,685
AIRLINES-0.22%
AMR Corp+                                            57,567  $    3,856,989
Delta Air Lines Inc                                  53,167       2,648,381
Southwest Airlines Co                               193,037       3,124,786
USAirways Group Inc+                                 28,465         912,659
                                                             --------------
                                    TOTAL AIRLINES
                                            -VALUE           $   10,542,815
                                            - COST           $    9,589,571
APPAREL-0.17%
Liz Claiborne Inc                                    24,271  $      913,196
Nike Inc Class B                                    107,232       5,314,686
Reebok International Ltd+                            22,146         181,320
Russell Corp                                         13,707         229,592
VF Corp                                              46,290       1,388,700
                                                             --------------
                                     TOTAL APPAREL
                                            -VALUE           $    8,027,494
                                            - COST           $    8,026,371
AUTO MANUFACTURERS-0.93%
Ford Motor Co                                       458,260  $   24,488,269
General Motors Corp Class A                         243,639      17,709,510
Navistar International Corp+                         25,666       1,215,927
PACCAR Inc                                           30,273       1,341,472
                                                             --------------
                          TOTAL AUTO MANUFACTURERS
                                            -VALUE           $   44,755,178
                                            - COST           $   31,543,211
AUTO PARTS & EQUIPMENT-0.20%
Cooper Tire & Rubber Co                              29,617  $      460,915
Dana Corp                                            64,030       1,916,898
Delphi Automotive Systems Corp                      216,361       3,407,686
Goodyear Tire & Rubber Co                            60,125       1,694,773
TRW Inc                                              46,477       2,413,899
                                                             --------------
                      TOTAL AUTO PARTS & EQUIPMENT
                                            -VALUE           $    9,894,171
                                            - COST           $   11,608,581
BANKS-4.96%
Amsouth Bancorp                                     133,902  $    2,585,982
Bank of New York Co Inc                             279,156      11,166,240
Bank One Corp                                       437,601      14,030,582
BankAmerica Corp                                    647,205      32,481,601
BB&T Corp                                           120,484       3,298,250

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio Of Investments

Security Name                                         Shares        Value
COMMON STOCKS (Continued)
Chase Manhattan Corp                                   313,185  $   24,330,560
Comerica Inc                                            59,938       2,798,355
Fifth Third Bancorp                                    109,658       8,046,156
First Union Corp                                       362,892      11,907,394
Firstar Corp                                           374,181       7,904,574
FleetBoston Financial Corp                             349,568      12,169,336
Golden West Financial                                   63,654       2,132,409
Huntington Bancshares Inc                               88,677       2,117,163
KeyCorp                                                171,409       3,792,424
Mellon Financial Corp                                  195,583       6,662,046
Morgan (J P) & Co Inc                                   66,489       8,419,170
National City Corp                                     235,464       5,577,554
Northern Trust Corp                                     85,146       4,512,738
Old Kent Financial Corp                                 34,400       1,216,900
PNC Bank Corp                                          114,295       5,086,127
Regions Financial Corp                                  85,833       2,156,554
Republic New York Corp                                  40,184       2,893,248
SouthTrust Corp                                         63,289       2,393,115
State Street Boston Corp                                61,542       4,496,412
Summit Bancorp                                          66,056       2,022,965
SunTrust Banks Inc                                     122,242       8,411,778
Synovus Financial Corp                                 103,581       2,058,672
U.S. Bancorp                                           278,309       6,627,233
Union Planters Corp                                     53,845       2,123,512
Wachovia Corp                                           77,040       5,238,720
Washington Mutual Inc                                  220,472       5,732,272
Wells Fargo & Co                                       623,474      25,211,730
                                                                --------------
                                        TOTAL BANKS
                                             -VALUE             $  239,601,772
                                             - COST             $  226,819,971

BEVERAGES-1.91%
Anheuser-Busch Inc                                     177,324  $   12,567,839
Brown-Forman Corp Class B                               26,460       1,514,835
Coca-Cola Co                                           934,391      54,428,276
Coca-Cola Enterprises Co                               162,898       3,278,322
Coors (Adolph) Co Class B                               14,382         755,055
Diageo PLC ADR (UK)                                         17             544
Pepsico Inc                                            553,554      19,512,779
                                                                --------------
                                    TOTAL BEVERAGES
                                             -VALUE             $   92,057,650
                                             - COST             $   80,351,664

BIOTECHNOLOGY-0.66%
Amgen Inc+                                             386,562  $   23,217,880
Monsanto Co                                            240,552       8,569,739
                                                                --------------
                                TOTAL BIOTECHNOLOGY
                                             -VALUE             $   31,787,619
                                             - COST             $   15,323,757

BUILDING MATERIALS-0.13%
Armstrong World Industries Inc                          15,543  $      518,748
Masco Corp                                             156,883       3,980,906
Owens Corning Fiberglas Corp                            20,986         405,292
Vulcan Materials Co                                     32,120       1,282,793
                                                                --------------
                           TOTAL BUILDING MATERIALS
                                             -VALUE             $    6,187,739
                                             - COST             $    6,873,934

CHEMICALS-1.20%
Air Products & Chemicals Inc                            87,959  $    2,952,124
Ashland Inc                                             28,437         936,644
Dow Chemical Co                                         83,558      11,165,438

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio Of Investments

Security Name                                          Shares       Value
COMMON STOCKS (Continued)
Du Pont (E I) de Nemours                               394,057  $   25,958,505
Eastman Chemical Co                                     30,282       1,444,073
Engelhard Corp                                          48,653         918,325
Grace (W R) Co+                                         27,178         377,095
Great Lakes Chemical Corp                               22,691         866,513
Hercules Inc                                            38,616       1,076,421
Praxair Inc                                             60,801       3,059,050
Rohm & Haas Co                                          81,296       3,307,731
Sherwin Williams Co                                     65,777       1,381,317
Sigma-Aldrich Corp                                      39,041       1,173,670
Union Carbide Corp                                      51,017       3,405,385
                                                                --------------
                                    TOTAL CHEMICALS
                                             -VALUE             $   58,022,291
                                             - COST             $   47,443,341

COMMERCIAL SERVICES-0.49%
Block (H R) Inc                                         37,527  $    1,641,806
Cendant Corp+                                          274,479       7,290,848
Deluxe Corp                                             30,074         825,155
Donnelley (R R) & Sons Co                               49,915       1,238,516
Dun & Bradstreet Corp                                   62,396       1,840,682
Ecolab Inc                                              50,020       1,957,033
Equifax Inc                                             55,846       1,315,871
McKesson HBOC Inc                                      105,816       2,387,474
Paychex Inc                                             94,001       3,760,040
Quintiles Transnational Corp+                           25,800         482,137
Service Corp International                             101,954         707,306
                                                                --------------
                          TOTAL COMMERCIAL SERVICES
                                             -VALUE             $   23,446,868
                                             - COST             $   28,439,975

COMPUTERS-9.58%
3Com Corp+                                             133,118  $    6,256,546
Adaptec Inc+                                            31,300       1,561,087
Apple Computer Inc+                                     60,296       6,199,183
Cabletron Systems Inc+                                  62,807       1,632,982
Ceridian Corp+                                          55,853       1,204,330
Cisco Systems Inc+                                   1,229,986     131,762,250
Compaq Computer Corp                                   644,412      17,439,400
Computer Sciences Corp+                                 61,031       5,775,058
Dell Computer Corp+                                    961,746      49,049,046
Electronic Data Systems Corp                           179,898      12,041,922
EMC Corp+                                              383,629      41,911,468
Gateway Inc+                                           119,048       8,578,897
Hewlett-Packard Co                                     383,434      43,687,511
International Business Machine Corp                    681,649      73,618,092
Lexmark International Group Class A+                    44,975       4,070,237
Network Appliance Inc+                                  53,250       4,423,078
Seagate Technology Inc+                                 79,776       3,714,570
Silicon Graphics Inc+                                   73,128         717,569
Sun Microsystems Inc+                                  585,786      45,361,803
Unisys Corp+                                           108,675       3,470,808
                                                                --------------
                                    TOTAL COMPUTERS
                                             -VALUE             $  462,475,837
                                             - COST             $  176,115,888

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments


Security Name                                         Shares        Value
COMMON STOCKS (Continued)
COSMETICS / PERSONAL CARE-2.16%
Alberto-Culver Co Class B                               21,777  $      562,119
Avon Products Inc                                       96,143       3,172,719
Colgate-Palmolive Co                                   221,134      14,373,710
Gillette Co                                            408,333      16,818,215
International Flavor & Fragrances Inc                   40,998       1,547,674
Kimberly-Clark Corp                                    202,091      13,186,438
Procter & Gamble Co                                    497,231      54,477,871
                                                                --------------
                    TOTAL COSMETICS PERSONAL CARE
                                           -VALUE               $  104,138,746
                                           - COST               $   68,964,678

DISTRIBUTION / WHOLESALE-0.19%
Costco Wholesale Corp+                                  83,938  $    7,659,342
Genuine Parts Co                                        69,138       1,715,489
                                                                --------------
                     TOTAL DISTRIBUTION WHOLESALE
                                           -VALUE               $    9,374,831
                                           - COST               $    5,792,322

DIVERSIFIED FINANCIAL SERVICES-4.91%
American Express Corp                                  169,847  $   28,237,064
Associates First Capital Corp                          276,610       7,589,487
Bear Stearns Co Inc                                     47,199       2,017,757
Capital One Financial Corp                              75,490       3,637,674
Citigroup Inc                                        1,275,154      70,850,744
Countrywide Credit Industries Inc                       43,374       1,095,193
Federal Home Loan Mortgage
Corporation                                            263,711      12,410,899
Federal National Mortgage
Association                                            388,233      24,240,298
Franklin Resources Inc                                  96,631       3,098,231
Household International Inc                            181,216       6,750,296
Lehman Brothers Holdings                                45,325       3,838,461
MBNA Corp                                              304,775       8,305,119
Merrill Lynch & Co Inc                                 140,237      11,709,789
Morgan Stanley Dean Witter                             211,367      30,172,639
Paine Webber Group Inc                                  55,154       2,140,665
Price (T Rowe) & Associates                             35,000       1,292,812
Providian Financial Corp                                54,109       4,927,301
Schwab (Charles) Corp                                  310,318      11,908,453
SLM Holding Corp                                        61,684       2,606,149
                                                                --------------
             TOTAL DIVERSIFIED FINANCIAL SERVICES
                                           -VALUE               $  236,829,031
                                           - COST               $  143,235,527

ELECTRIC-1.56%
AES Corp+                                               73,105  $    5,464,599
Ameren Corp                                             52,966       1,734,636
American Electric Power Inc                             74,389       2,389,747
Carolina Power & Light Co                               59,226       1,802,691
Central & South West Corp                               82,182       1,643,640
Cinergy Corp                                            61,411       1,481,540
CMS Energy Corp                                         43,993       1,372,032
Consolidated Edison Inc                                 84,720       2,922,840
Constellation Energy Group                              57,860       1,677,940
Dominion Resources Inc                                  73,506       2,885,110
DTE Energy Co                                           56,010       1,757,314
Duke Energy Corp                                       138,806       6,957,651
Edison International                                   132,874       3,479,638
Entergy Corp                                            94,882       2,443,211
FirstEnergy Corp                                        90,161       2,045,528
Florida Progress Corp                                   37,858       1,601,867
FPL Group Inc                                           68,706       2,941,476
GPU Inc                                                 48,607       1,455,172

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                         Shares        Value
COMMON STOCKS (Continued)
New Century Energies Inc                                44,293  $    1,345,400
Niagra Mohawk Holdings Inc+                             72,680       1,012,978
Northern States Power Co                                58,795       1,146,502
PECO Energy Co                                          71,748       2,493,243
PG&E Corp                                              147,012       3,013,746
Pinnacle West Capital Corp                              23,500         718,219
PP & L Resources Inc                                    59,377       1,358,249
Public Service Enterprise Group                         84,063       2,926,443
Reliant Energy Inc                                     112,934       2,583,365
Southern Co                                            260,050       6,111,175
Texas Utilities Co                                     105,661       3,757,569
Unicom Corp                                             83,448       2,795,508
                                                                --------------
                                     TOTAL ELECTRIC
                                             -VALUE             $   75,319,029
                                             - COST             $   77,602,095

ELECTRICAL COMPONENTS & EQUIPMENT-0.25%
Emerson Electric Co                                    165,032  $    9,468,711
Molex Inc                                               50,600       2,868,387
                                                                --------------
                      TOTAL ELECTRICAL COMPONENTS &
                                          EQUIPMENT
                                             -VALUE             $   12,337,098
                                             - COST             $   10,607,048

ELECTRONICS-0.66%
Analog Devices Inc+                                     59,990  $    5,579,070
Johnson Controls Inc                                    32,858       1,868,799
Millipore Corp                                          17,225         665,316
Parker Hannifin Corp                                    41,831       2,146,453
PE Corp-PE Biosystems Group                             38,586       4,642,378
PerkinElmer Inc                                         17,648         735,701
Solectron Corp+                                        106,352      10,116,734
Tektronix Inc                                           18,410         715,689
Teradyne Inc+                                           56,740       3,744,840
Thermo Electron Corp+                                   61,303         919,545
Thomas & Betts Corp                                     21,793         694,652
                                                                --------------
                                  TOTAL ELECTRONICS
                                             -VALUE             $   31,829,177
                                             - COST             $   20,085,745

ENGINEERING & CONSTRUCTION-0.03%
Fluor Corp                                              29,408  $    1,349,107
Foster Wheeler Corp                                     15,952         141,574
                                                                --------------
                   TOTAL ENGINEERING & CONSTRUCTION
                                             -VALUE             $    1,490,681
                                             - COST             $    1,940,013

ENTERTAINMENT-0.05%
Harrah's Entertainment Inc+                             48,115  $    1,272,040
Mirage Resorts Inc+                                     73,225       1,121,258
                                                                --------------
                                TOTAL ENTERTAINMENT
                                             -VALUE             $    2,393,298
                                             - COST             $    2,764,549

ENVIRONMENTAL CONTROL-0.09%
Allied Waste Industries Inc+                            50,915  $      448,688
Waste Management Inc                                   234,418       4,029,059
                                                                --------------
                        TOTAL ENVIRONMENTAL CONTROL
                                             -VALUE             $    4,477,747
                                             - COST             $   12,258,279

FOOD-1.92%
Albertson's Inc                                        160,326  $    5,170,514
Archer-Daniels-Midland Co                              236,583       2,883,355
Bestfoods                                              106,212       5,582,768

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                          Shares       Value
COMMON STOCKS (Continued)
Campbell Soup Co                                       165,111  $    6,387,732
ConAgra Inc                                            186,381       4,205,221
General Mills Inc                                      116,686       4,171,524
Great Atlantic & Pacific Tea Co                         14,838         413,609
Heinz (H J) Co                                         136,452       5,432,495
Hershey Foods Corp                                      53,535       2,542,913
Kellogg Co                                             154,449       4,758,960
Kroger Co+                                             316,160       5,967,520
Nabisco Group Holdings Corp                            125,413       1,332,513
Quaker Oats Co                                          51,208       3,360,525
Ralston-Purina Group                                   123,746       3,449,420
Safeway Inc+                                           190,959       6,790,979
Sara Lee Corp                                          343,377       7,575,755
Super Value Inc                                         46,279         925,580
Sysco Corp                                             126,212       4,993,262
Unilever NV                                            216,889      11,806,895
Winn-Dixie Stores Inc                                   57,358       1,373,007
Wrigley (W M) Jr Co                                     44,437       3,685,494
                                                                --------------
                                          TOTAL FOOD
                                              -VALUE            $   92,810,041
                                              - COST            $   95,478,258

FOREST PRODUCTS & PAPER-0.65%
Boise Cascade Corp                                      22,043  $      892,742
Champion International Corp                             36,981       2,290,511
Fort James Corp                                         85,028       2,327,642
Georgia-Pacific Corp                                    65,839       3,341,329
International Paper Co                                 157,147       8,868,984
Louisiana-Pacific Corp                                  41,771         595,237
Mead Corp                                               39,296       1,706,920
Potlatch Corp                                           11,371         507,431
Temple-Inland Inc                                       21,587       1,423,393
Westvaco Corp                                           38,863       1,267,905
Weyerhauser Co                                          83,345       5,985,213
Willamette Industries Inc                               42,972       1,995,512
                                                                --------------
                       TOTAL FOREST PRODUCTS & PAPER
                                              -VALUE            $   31,202,819
                                              - COST            $   24,681,546

GAS-0.07%
Eastern Enterprises                                      8,432  $      484,313
NICOR Inc                                               18,445         599,463
ONEOK Inc                                               12,234         307,379
Peoples Energy Corp                                     13,909         465,952
Sempra Energy                                           92,729       1,611,166
                                                                --------------
                                           TOTAL GAS
                                              -VALUE            $    3,468,273
                                              - COST            $    3,873,551

HAND / MACHINE TOOLS-0.11%
Black & Decker Corp                                     33,627  $    1,757,011
Grainger (W W) Inc                                      36,123       1,727,131
Milacron Inc                                            14,859         228,457
Snap-On Inc                                             23,453         622,970
Stanley Works                                           34,452       1,037,867
                                                                --------------
                          TOTAL HAND / MACHINE TOOLS
                                              -VALUE            $    5,373,436
                                              - COST            $    4,908,947

HEALTH CARE-2.24%
Allergan Inc                                            50,800  $    2,527,300
Bard (C R) Inc                                          19,978       1,058,834
Bausch & Lomb Inc                                       21,821       1,493,375

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                         Shares        Value
COMMON STOCKS (Continued)
Baxter International Inc                               110,721  $    6,954,663
Becton Dickinson & Co                                   96,061       2,569,632
Biomet Inc                                              43,468       1,738,720
Boston Scientific Corp+                                152,221       3,329,834
Columbia/HCA Healthcare Corp                           214,786       6,295,915
Guidant Corp+                                          115,111       5,410,217
Healthsouth Corp+                                      160,259         861,392
Humana Inc+                                             64,704         529,764
Johnson & Johnson                                      520,147      48,438,689
Mallinckrodt Group Inc                                  27,624         878,789
Manor Care Inc+                                         42,886         686,176
Medtronics Inc                                         444,856      16,209,441
St Jude Medical Inc+                                    32,653       1,002,039
Tenet Healthcare Corp+                                 119,123       2,799,391
United Healthcare Corp                                  66,303       3,522,347
Wellpoint Health Networks+                              25,355       1,671,845
                                                                --------------
                                  TOTAL HEALTH CARE
                                             -VALUE             $  107,978,363
                                             - COST             $   84,180,983

HOLDING COMPANIES-DIVERSIFIED-0.15%
Seagrams Co Ltd                                        164,437  $    7,389,388
                                                                --------------
                TOTAL HOLDING COMPANIES-DIVERSIFIED
                                             -VALUE             $    7,389,388
                                             - COST             $    6,502,452

HOME BUILDERS-0.03%
Centex Corp                                             23,215  $      573,120
Fleetwood Enterprises Inc                               13,708         282,728
Kaufman & Broad Home Corp                               17,979         434,867
Pulte Corp                                              17,087         384,458
                                                                --------------
                                TOTAL HOME BUILDERS
                                             -VALUE             $    1,675,173
                                             - COST             $    1,648,851

HOME FURNISHINGS-0.10%
Leggett & Platt Inc                                     56,700  $    1,215,506
Maytag Corp                                             33,811       1,622,928
Whirlpool Corp                                          29,131       1,895,336
                                                                --------------
                             TOTAL HOME FURNISHINGS
                                             -VALUE             $    4,733,770
                                             - COST             $    4,062,818

HOUSEHOLD PRODUCTS / WARES-0.30%
American Greetings Corp Class A                         26,270  $      620,629
Avery-Dennison Corp                                     43,633       3,179,755
Clorox Co                                               90,052       4,536,370
Fortune Brands Inc                                      64,148       2,120,893
Jostens Inc                                             13,796         335,415
Newell Rubbermaid Inc                                  107,840       3,127,360
Tupperware Corp                                         22,621         383,143
                                                                --------------
                   TOTAL HOUSEHOLD PRODUCTS / WARES
                                             -VALUE             $   14,303,565
                                             - COST             $   12,785,042

INSURANCE-2.91%
Aetna Inc                                               54,289  $    3,030,005
AFLAC Corp                                             101,382       4,783,963
Allstate Corp                                          303,349       7,280,376
American General Corp                                   94,773       7,190,901
American International Group Inc                       585,625      63,320,703
Aon Corp                                                98,022       3,920,860
Chubb Corp                                              63,769       3,590,992

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                       Shares          Value
COMMON STOCKS (Continued)
CIGNA Corp                                           70,827  $    5,706,000
Cincinnati Financial Corp                            63,644       1,984,897
Conseco Inc                                         123,646       2,210,172
Hartford Financial Services Group                    86,412       4,093,769
Jefferson-Pilot Corp                                 40,464       2,761,668
Lincoln National Corp                                76,197       3,047,880
Loews Corp                                           41,313       2,507,183
Marsh & McLennan Companies Inc                      100,335       9,600,805
MBIA Inc                                             38,539       2,035,341
MGIC Investment Corp                                 41,931       2,523,722
Progressive Corp Ohio                                28,125       2,056,641
SAFECO Corp                                          51,422       1,279,122
St Paul Cos                                          86,993       2,930,577
Torchmark Corp                                       51,586       1,499,218
UNUMProvident Corp                                   91,610       2,937,246
                                                             --------------
                                 TOTAL INSURANCE
                                          -VALUE             $  140,292,041
                                          - COST             $  108,341,003
IRON / STEEL-0.07%
Bethlehem Steel Corp+                                50,451  $      422,527
Nucor Corp                                           33,724       1,848,497
USX - U.S. Steel Group                               34,183       1,128,039
                                                             --------------
                              TOTAL IRON / STEEL
                                          -VALUE             $    3,399,063
                                          - COST             $    3,375,440
LEISURE TIME-0.25%
Brunswick Corp                                       35,682  $      793,925
Carnival Corp Class A                               232,789      11,130,224
                                                             --------------
                              TOTAL LEISURE TIME
                                          -VALUE             $   11,924,149
                                          - COST             $   11,133,423
LODGING-0.08%
Hilton Hotels Corp                                  100,112  $      963,578
Marriott International                               95,283       3,007,370
                                                             --------------
                                   TOTAL LODGING
                                          -VALUE             $    3,970,948
                                          - COST             $    3,919,019
MACHINERY-0.46%
Briggs & Stratton Corp                                9,122  $      489,167
Caterpillar Inc                                     135,328       6,368,874
Cummins Engine Co Inc                                15,900         768,169
Deere & Co                                           89,327       3,874,559
Dover Corp                                           79,663       3,614,709
Ingersoll-Rand Co                                    63,286       3,484,685
McDermott International Inc                          23,106         209,398
NACCO Industries Inc Class A                          3,027         168,188
Rockwell International Corp                          73,145       3,501,817
                                                             --------------
                                 TOTAL MACHINERY
                                          -VALUE             $   22,479,566
                                          - COST             $   18,440,998
MANUFACTURERS-5.74%
Cooper Industries Inc                                36,420  $    1,472,734
Corning Inc                                          92,903      11,978,681
Crane Co                                             26,543         527,542
Danaher Corp                                         51,856       2,502,052
Eastman Kodak Co                                    120,341       7,972,591
Eaton Corp                                           27,696       2,011,422
FMC Corp+                                            12,392         710,217

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                      Shares        Value
COMMON STOCKS (Continued)
General Electric Co                               1,239,186  $  191,764,034
Illinois Tool Works Inc                             107,786       7,282,292
ITT Industries Inc                                   34,073       1,139,316
Minnesota Mining & Manufacturing Co                 152,721      14,947,568
National Service Industries Inc                      15,998         471,941
Pall Corp                                            48,399       1,043,603
Polaroid Corp                                        17,470         328,654
PPG Industries Inc                                   66,344       4,150,647
Textron Inc                                          57,334       4,396,801
Tyco International Ltd                              633,078      24,610,907
                                                             --------------
                            TOTAL MANUFACTURERS
                                         -VALUE              $  277,311,002
                                         - COST              $  143,990,320
MEDIA-3.40%
CBS Corp+                                           288,983  $   18,476,851
Clear Channel Communications Inc+                   127,745      11,401,241
Comcast Corp Class A                                284,258      14,372,795
Disney (Walt) Co                                    781,324      22,853,727
Dow Jones & Co Inc                                   34,936       2,375,648
Gannett Co Inc                                      106,280       8,668,463
Knight-Ridder Inc                                    30,498       1,814,631
McGraw-Hill Inc                                      75,095       4,627,729
MediaOne Group Inc+                                 229,855      17,655,737
Meredith Corp                                        20,197         841,962
New York Times Co Class A                            66,704       3,276,834
Time Warner Inc                                     487,770      35,332,839
Times Mirror Co Class A                              23,181       1,553,127
Tribune Co                                           90,382       4,976,659
Viacom Inc Class B+                                 264,159      15,965,110
                                                             --------------
                                     TOTAL MEDIA
                                          -VALUE             $  164,193,353
                                          - COST             $   91,189,951
METAL FABRICATE / HARDWARE-0.04%
Allegheny Technologies Inc                           37,270  $      836,246
Timken Co                                            24,501         500,739
Worthington Industries Inc                           36,040         596,913
                                                             --------------
                TOTAL METAL FABRICATE / HARDWARE
                                          -VALUE             $    1,933,898
                                          - COST             $    2,569,460
METALS-DIVERSIFIED-0.47%
Alcan Aluminum Ltd                                   86,465  $    3,561,277
Alcoa Inc                                           139,199      11,553,517
Freeport McMoRan Inc+                                63,424       1,339,832
Inco Ltd+                                            70,437       1,655,270
Phelps Dodge Corp                                    22,901       1,537,230
Placer Dome Inc                                     120,056       1,290,602
Reynolds Metals Co                                   24,353       1,866,049
                                                             --------------
                        TOTAL METALS-DIVERSIFIED
                                          -VALUE             $   22,803,777
                                          - COST             $   15,205,426
MINING-0.10%
Barrick Gold Corp                                   147,998  $    2,617,715
Homestake Mining Co                                  92,085         719,414
Newmont Mining Corp                                  64,155       1,571,798
                                                             --------------
                                    TOTAL MINING
                                          -VALUE             $    4,908,927
                                          - COST             $    6,518,262

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio Of Investments

Security Name                                         Shares        Value
COMMON STOCKS (Continued)
OFFICE / BUSINESS EQUIPMENT-0.22%
Pitney Bowes Inc                                        102,053  $    4,930,436
Xerox Corp                                              252,366       5,725,554
                                                                 --------------
  TOTAL OFFICE / BUSINESS EQUIPMENT
                             -VALUE                              $   10,655,990
                             - COST                              $   13,290,457
OIL & GAS PRODUCERS-4.87%
Amerada Hess Corp                                        34,891  $    1,980,064
Anadarko Petroleum Corp                                  46,745       1,595,173
Apache Corp                                              41,497       1,532,795
Atlantic Richfield Corp                                 122,330      10,581,545
Burlington Resources Inc                                 70,978       2,346,710
Chevron Corp                                            248,501      21,526,399
Coastal Corp                                             81,860       2,900,914
Conoco Inc Class B                                      238,785       5,939,776
Exxon Mobil Corp                                      1,305,075     105,140,105
Helmerich & Payne Inc                                    19,470         424,689
Kerr-McGee Corp                                          32,874       2,038,188
Occidental Petroleum Corp                               133,734       2,891,998
Phillips Petroleum Co                                    96,587       4,539,589
Rowan Co Inc+                                            32,475         704,302
Royal Dutch Petroleum Corp                              811,574      49,049,504
Sunoco Inc                                               35,137         825,720
Texaco Inc                                              206,300      11,204,669
Tosco Corp                                               43,600       1,185,375
Transocean Sedco Forex Inc                               40,219       1,354,873
Union Pacific Resources Group                            97,483       1,242,908
Unocal Corp                                              92,813       3,115,036
USX - Marathon Group                                    118,377       2,922,432
                                                                 --------------
                           TOTAL OIL & GAS PRODUCERS
                                              -VALUE             $  235,042,764
                                              - COST             $  170,481,951

OIL & GAS SERVICES-0.44%
Baker Hughes Inc                                        126,058  $    2,655,097
Halliburton Co                                          167,918       6,758,700
Schlumberger Ltd                                        207,742      11,685,488
                                                                 --------------
                            TOTAL OIL & GAS SERVICES
                                              -VALUE             $   21,099,285
                                              - COST             $   18,232,858

PACKAGING & CONTAINERS-0.13%
Ball Corp                                                11,780  $      463,838
Bemis Co                                                 20,358         709,985
Crown Cork & Seal Co                                     47,391       1,060,374
Owens Illinois Inc+                                      60,369       1,512,998
Pactiv Corp+                                             65,875         699,922
Sealed Air Corp+                                         32,207       1,668,725
                                                                 --------------
                        TOTAL PACKAGING & CONTAINERS
                                              -VALUE             $    6,115,842
                                              - COST             $    9,121,867

PHARMACEUTICALS-5.99%
Abbott Laboratories                                     576,420  $   20,931,251
ALZA Corp+                                               37,839       1,310,175
American Home Products Corp                             494,953      19,519,709
Bristol-Myers Squibb Co                                 750,938      48,200,833
Cardinal Health Inc                                     103,852       4,971,915
Lilly (Eli) & Co                                        413,744      27,513,976
Merck & Co Inc                                          884,208      59,297,199
Pfizer Inc                                            1,465,296      47,530,539
Pharmacia & Upjohn Inc                                  192,356       8,656,020

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                                                                             Shares        Value
COMMON STOCKS (Continued)
Schering-Plough Corp                                                                       556,114  $   23,461,059
Warner Lambert Co                                                                          323,703      26,523,415
Watson Pharmaceutical Inc+                                                                  35,421       1,268,515
                                                                                                    --------------
                                                                 TOTAL PHARMACEUTICALS
                                                                                -VALUE              $  289,184,606
                                                                                - COST              $  213,451,375
PIPELINES-0.51%
Columbia Energy Group                                                                       32,122  $    2,031,717
Consolidated Natural Gas Co                                                                 36,891       2,395,609
El Paso Energy Corp                                                                         77,357       3,002,419
Enron Corp                                                                                 271,020      12,026,513
Williams Co Inc                                                                            165,460       5,056,871
                                                                                                    --------------
                                                                       TOTAL PIPELINES
                                                                                -VALUE              $   24,513,129
                                                                                - COST              $   17,444,082
RETAIL-6.40%
AutoZone Inc+                                                                               57,606  $    1,861,381
Bed Bath & Beyond Inc+                                                                      41,600       1,445,600
Best Buy Co Inc+                                                                            77,898       3,909,506
Circuit City Stores Inc                                                                     77,063       3,472,651
Consolidated Stores Corp+                                                                   42,302         687,408
CVS Corp                                                                                   149,244       5,960,432
Darden Restaurants Inc                                                                      51,880         940,325
Dayton-Hudson Corp                                                                         167,774      12,320,903
Dillards Inc Class A                                                                        41,422         836,207
Dollar General Corp                                                                         85,424       1,943,396
Federated Department Stores Inc+                                                            79,767       4,033,219
Gap Inc                                                                                    325,148      14,956,808
Harcourt General Inc                                                                        27,581       1,110,135
Home Depot Inc                                                                             862,041      59,103,686
IKON Office Solutions Inc                                                                   53,983         367,759
Kmart Corp+                                                                                190,809       1,920,016
Kohls Corp+                                                                                 62,134       4,485,298
Limited Inc                                                                                 81,938       3,548,940
Longs Drug Stores Corp                                                                      15,054         388,581
Lowe's Co Inc                                                                              142,840       8,534,690
May Department Stores Co                                                                   127,673       4,117,454
McDonald's Corp                                                                            513,168      20,687,085
Nordstrom Inc                                                                               54,615       1,430,230
Office Depot Inc+                                                                          138,149       1,511,005
Penney (J C) Co Inc                                                                        101,249       2,018,652
Pep Boys (The) - Manny Moe & Jack                                                           20,775         189,572
Rite Aid Corp                                                                              100,031       1,119,097
Sears Roebuck & Co                                                                         145,124       4,417,212
Staples Inc+                                                                               177,729       3,687,877
Tandy Corp                                                                                  73,625       3,621,430
TJX Companies Inc                                                                          122,203       2,497,524
Toys R Us Inc+                                                                              96,075       1,375,073
Tricon Global Restaurants+                                                                  59,032       2,280,111
Wal-Mart Stores Inc                                                                      1,681,610     116,241,291
Walgreen Co                                                                                380,778      11,137,757
Wendy's International Inc                                                                   47,843         986,762
                                                                                                    --------------
                                                                          TOTAL RETAIL
                                                                                -VALUE              $  309,145,073
                                                                                - COST              $  172,421,820

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                         Shares        Value
COMMON STOCKS (Continued)
SEMICONDUCTORS-3.62%
Advanced Micro Devices Inc+             55,827  $    1,615,494
Applied Materials Inc+                 142,318      18,029,912
Intel Corp                           1,255,365     103,332,232
KLA Instruments Corp+                   33,748       3,758,684
LSI Logic Corp+                         55,154       3,722,895
Micron Technology Inc+                  95,676       7,438,779
National Semiconductor+                 64,381       2,756,312
Texas Instruments Inc                  298,263      28,894,228
Xilinx Inc+                            111,400       5,065,224
                                                --------------
               TOTAL SEMICONDUCTORS
                             -VALUE             $  174,613,760
                             - COST             $   75,366,825
SOFTWARE-9.57%
Adobe Systems Inc                       46,726  $    3,142,324
America Online Inc+                    838,542      63,257,512
Autodesk Inc                            20,332         686,205
Automatic Data Processing              234,757      12,647,533
BMC Software Inc+                       90,534       7,237,062
Citrix Systems Inc+                     30,070       3,698,610
Computer Associates International Inc  203,896      14,259,977
Compuware Corp+                        136,195       5,073,264
First Data Corp                        161,323       7,955,240
IMS Health Inc                         119,883       3,259,319
Microsoft Corp+                      1,943,474     226,900,590
Novell Inc+                            128,514       5,132,528
Oracle Corp+                           538,861      60,386,111
Parametric Technology Corp+            103,203       2,792,931
PeopleSoft Inc+                         90,560       1,930,060
Shared Medical System Corp              10,340         526,694
Yahoo! Inc+                             99,540      43,069,714
                                                --------------
                     TOTAL SOFTWARE
                             -VALUE             $  461,955,674
                             - COST             $  206,608,210
TELECOMMUNICATION EQUIPMENT-4.97%
ADC Telecommunications+                 49,901  $    3,620,941
Andrew Corp+                            32,217         610,109
Comverse Technology Inc+                23,500       3,401,625
General Instrument Corp+                65,466       5,564,610
Lucent Technologies Inc              1,176,833      88,041,819
Motorola Inc                           229,918      33,855,426
Nortel Networks Corp                   502,367      50,739,067
QUALCOMM Inc+                          245,196      43,185,146
Scientific-Atlanta Inc                  28,973       1,611,623
Tellabs Inc+                           148,663       9,542,306
                                                --------------
  TOTAL TELECOMMUNICATION EQUIPMENT
                             -VALUE             $  240,172,672
                             - COST             $   85,508,910
TELECOMMUNICATIONS-0.93%
Global Crossing Ltd+                   283,449  $   14,172,450
NEXTEL Communications Class A+         133,682      13,785,956
Sprint Corp (PCS Group)+               164,107      16,820,957
                                                --------------
           TOTAL TELECOMMUNICATIONS
                             -VALUE             $   44,779,363
                             - COST             $   15,127,390

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

Security Name                         Shares        Value
COMMON STOCKS (Continued)
TELEPHONE-6.71%
Alltel Corp                            114,284  $    9,449,858
AT&T Corp                            1,208,638      61,338,379
Bell Atlantic Corp                     587,785      36,185,514
BellSouth Corp                         713,419      33,396,927
CenturyTel Inc                          52,469       2,485,719
GTE Corp                               368,665      26,013,924
MCI WorldCom Inc+                    1,063,259      56,419,154
SBC Communications Inc               1,290,288      62,901,540
Sprint Corp                            328,630      22,120,907
U.S. West Inc                          191,430      13,782,960
                                                --------------
                    TOTAL TELEPHONE
                             -VALUE             $  324,094,882
                             - COST             $  209,737,582
TEXTILES-0.01%
Springs Industries Inc Class A           7,142  $      285,234
                                                --------------
                     TOTAL TEXTILES
                             -VALUE             $      285,234
                             - COST             $      288,318
TOBACCO-0.47%
Philip Morris Co Inc                   899,120  $   20,848,345
UST Inc                                 67,406       1,697,789
                                                --------------
                      TOTAL TOBACCO
                             -VALUE             $   22,546,134
                             - COST             $   33,540,360
TOYS / GAMES / HOBBIES-0.07%
Hasbro Inc                              75,412  $    1,437,541
Mattel Inc                             159,572       2,094,383
                                                --------------
       TOTAL TOYS / GAMES / HOBBIES
                             -VALUE             $    3,531,924
                             - COST             $    5,755,424
TRANSPORTATION-0.45%
Burlington Northern Santa Fe Corp      177,184  $    4,296,712
CSX Corp                                83,427       2,617,522
FDX Corp+                              113,457       4,644,646
Kansas City Southern Industries Inc     41,791       3,118,653
Norfolk Southern Corp                  145,750       2,987,875
Union Pacific Corp                      94,580       4,126,053
                                                --------------
               TOTAL TRANSPORTATION
                             -VALUE             $   21,791,461
                             - COST             $   23,262,453
TRUCKING & LEASING-0.01%
Ryder System Inc                        26,060  $      636,841
                                                --------------
           TOTAL TRUCKING & LEASING
                             -VALUE             $      636,841
                             - COST             $      724,416
                                                --------------
                TOTAL COMMON STOCKS
                             -VALUE             $4,647,088,660
                             - COST             $2,955,509,045

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                   Interest    Maturity
Principal                Security Name               Rate        Date          Value
              SHORT TERM INSTRUMENTS--4.67%
              CASH EQUIVALENTS-1.02%
$  44,072,532 Goldman Sachs Financial Square
              Prime Obligation Fund++                 5.40%    01/03/00    $   44,072,532
    5,100,000 Investors Bank & Trust Depositary
              Receipt++                               5.53     01/03/00         5,100,000
                                                                           --------------
                                                                           $   49,172,532
              REPURCHASE AGREEMENTS-3.33%
$ 160,459,092 Morgan Stanley Tri-party Repurchase
              Agreement dated 12/31/99, due
              01/03/00 with a maturity value of
              $160,491,184 and an effective yield
              of 2.40%, collateralized by U.S.
              Treasury Notes with a rate of
              6.25%, a maturity of 04/30/01 and
              market value of $163,671,231.                                $  160,459,092
                                                                           --------------
                                                                           $  160,459,092
              U.S. TREASURY BILLS-0.32%
$ 15,750,000  U.S. Treasury Bills+++                  5.04%*   03/23/00    $   15,572,534
                                                                           --------------
                                                                           $   15,572,534
                                                                           --------------
                               TOTAL SHORT TERM INSTRUMENTS
                                                     -VALUE                $  225,204,158
                                                     - COST                $  225,192,218
              TOTAL INVESTMENTS IN SECURITIES
              (Cost $3,180,701,263) ** (Notes 1
              and 3)                                             100.93%   $4,872,292,818
              Other Assets and Liabilities, Net                   (0.93)%     (44,767,792)
                                                               --------    --------------
              TOTAL NET ASSETS                                   100.00%   $4,827,525,026
                                                               ========    ==============
-----------------------------------------------------------------------------------------

+     Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.
+++ These U.S. Treasury Bills are held in segregated accounts in connection with the Master Portfolio's holdings of S&P 500 futures contracts. See
      Note 1.
*     Yield to Maturity.
** Cost for federal income tax purposes is $3,183,525,561 and net unrealized appreciation consists of:

           Gross Unrealized Appreciation                       $ 1,830,907,457
           Gross Unrealized Depreciation                          (142,140,200)
                                                               ---------------
               NET UNREALIZED APPRECIATION                     $ 1,688,767,257
                                                               ===============

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                             Asset Allocation        Bond Index      Money Market     S&p 500 Index
                                                             Master Portfolio  Master Portfolio  Master Portfolio  Master Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments:
  In securities, at market value (see cost below) (Note 1)       $601,736,403      $467,355,601      $243,407,183     $4,872,292,818
Receivables:
  Dividends and interest                                            4,287,677         7,643,636         2,140,308          4,418,560
  Receivable for daily variation margin on open financial
    futures contracts                                                  22,100                 0                 0            413,112
Total Assets                                                      606,046,180       474,999,237       245,547,491      4,877,124,490
LIABILITIES
Payables:
  Collateral for securities loaned (Note 4)                        43,441,941        30,485,950                 0         49,172,532
  Due to Bank                                                               0                 0                 0              4,859
  Due to BGI (Note 2)                                                 326,257            69,374            74,229            422,073
Total Liabilities                                                  43,768,198        30,555,324            74,229         49,599,464
TOTAL NET ASSETS                                                 $562,277,982      $444,443,913      $245,473,262     $4,827,525,026
INVESTMENTS AT COST                                              $517,313,619      $491,407,220      $243,407,183     $3,180,701,263
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                                                     Asset Allocation
                                                                                                     Master Portfolio
                                                                                -------------------------------------
                                                                                           For the            For the
                                                                                      Period ended         Year ended
                                                                                December 31, 1999*  February 28, 1999
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends+                                                                    $       3,971,237   $       5,940,051
  Interest++                                                                            10,711,162          8,449,263
Total Investment Income                                                                 14,682,399         14,389,314
EXPENSES (Note 2)
  Advisory Fees                                                                          1,667,200          1,941,048
Total Expenses                                                                           1,667,200          1,941,048
NET INVESTMENT INCOME                                                                   13,015,199         12,448,266
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of investments                                       95,145,324         54,934,107
  Net realized gain (loss) on sale of futures contracts                                          0                  0
  Net change in unrealized appreciation (depreciation) of investments                  (52,108,916)        25,525,980
  Net change in unrealized appreciation (depreciation) of future contracts                 171,125                  0
Net Gain (Loss) on Investments                                                          43,207,533         80,460,087
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $       56,222,732  $      92,908,353
---------------------------------------------------------------------------------------------------------------------
+Net of foreign withholding tax of:                                             $            4,853  $             680
++Interest income includes securities lending income of:                        $           59,473  $          92,420

 * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
** Period from September 1, 1998 (commencement of operations) to February 28,
   1999.

The accompanying notes are an integral part of these financial statements.

                           Bond Index                             Money Market                          S&P 500 Index
                     Master Portfolio                         Master Portfolio                       Master Portfolio
-------------------------------------  ---------------------------------------  --------------------------------------
           For the            For the             For the              For the             For the             For the
      Period Ended         Year Ended        Period Ended         Period Ended        Period Ended          Year Ended
December 31, 1999*  February 28, 1999  December 31, 1999*  February 28, 1999**  December 31, 1999*   February 28, 1999
----------------------------------------------------------------------------------------------------------------------

   $             0       $          0     $          0        $              0     $    44,329,664     $    36,647,898
        22,521,833          7,152,613        9,956,770               5,516,159           9,795,587           8,379,792
        22,521,833          7,152,613        9,956,770               5,516,159          54,125,251          45,027,690

           277,850             89,576          189,564                 104,611           1,821,793           1,353,414
           277,850             89,576          189,564                 104,611           1,821,793           1,353,414
        22,243,983          7,063,037        9,767,206               5,411,548          52,303,458          43,674,276

        (2,713,060)           419,676            4,552                       0         147,202,745         143,991,139

                 0                  0                0                       0          23,076,772          37,982,701

       (22,407,564)        (4,365,016)               0                       0         549,246,681         265,023,900

                 0                  0                0                       0          12,849,150         (14,225,550)
       (25,120,624)        (3,945,340)           4,552                       0         732,375,348         432,772,190

   $    (2,876,641)      $  3,117,697     $  9,771,758        $      5,411,548     $   784,678,806     $   476,446,466
----------------------------------------------------------------------------------------------------------------------
   $             0       $          0     $          0        $              0     $        28,773     $         5,288

   $        49,933       $     24,075     $          0        $              0     $       272,312     $        78,935

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Asset Allocation Master Portfolio
                                                                     --------------------------------------------------------
                                                                                For the            For the            For the
                                                                           Period Ended         Year Ended         Year Ended
                                                                     December 31, 1999*  February 28, 1999  February 28, 1998
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                       $       13,015,199  $      12,448,266  $      17,382,461
  Net realized gain (loss)                                                   95,145,324         54,934,107         43,346,192
  Net change in unrealized appreciation (depreciation)                      (51,937,791)        25,525,980         54,041,425
Net increase (decrease) in net assets resulting from operations              56,222,732         92,908,353        114,770,078
Net Increase (decrease) in net assets resulting from beneficial
    interest transactions                                                   (92,968,126)       (29,021,715)       (11,593,179)
Increase (decrease) in net assets                                           (36,745,394)        63,886,638        103,176,899
NET ASSETS:
Beginning net assets                                                        599,023,376        535,136,738        431,959,839
Ending net assets                                                    $      562,277,982  $     599,023,376  $     535,136,738
-----------------------------------------------------------------------------------------------------------------------------

 * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
** For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

The accompanying notes are an integral part of these financial statements.

                           Bond Index Master Portfolio          Money Market Master Portfolio       S&P 500 Index Master Portfolio
------------------------------------------------------ -------------------------------------- ------------------------------------
          For the            For the           For the            For the             For the            For the           For the
     Period Ended         Year Ended        Year Ended       Period Ended        Period Ended       Period Ended        Year Ended
December 31, 1999* February 28, 1999 February 28, 1998 December 31, 1999* February 28, 1999** December 31, 1999* February 28, 1999
----------------------------------------------------------------------------------------------------------------------------------
$      22,243,983  $       7,063,037 $      12,426,184 $       9,767,206  $       5,411,548   $      52,303,458  $      43,674,276
       (2,713,060)           419,676         3,123,379             4,552                  0         170,279,517        181,973,840

      (22,407,564)        (4,365,016)        3,034,137                 0                  0         562,095,831        250,798,350

       (2,876,641)         3,117,697        18,583,700         9,771,758          5,411,548         784,678,806        476,446,466


       45,592,668        305,376,058      (146,679,073)      (26,944,817)       257,234,773         355,753,442        856,583,098
       42,716,027        308,493,755      (128,095,373)      (17,173,059)       262,646,321       1,140,432,248      1,333,029,564

      401,727,886         93,234,131       221,329,504       262,646,321                  0       3,687,092,778      2,354,063,214
$     444,443,913  $     401,727,886 $      93,234,131 $     245,473,262  $     262,646,321   $   4,827,525,026  $   3,687,092,778
----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index
Master Portfolio
-----------------
          For the
       Year Ended
February 28, 1998
-----------------

$      35,530,147
       71,368,439
      463,085,650
      569,984,236
      299,742,532
      869,726,768

    1,484,336,446
$   2,354,063,214
-----------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1.     Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues the following separate portfolios (the "Master Portfolios"): the Asset Allocation, Bond Index, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index, Extended Index, International Index and U.S. Equity Index Master Portfolios. These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios.

     The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The Board of Trustees of MIP approved a change in fiscal year-end from February 28 to December 31 for the Bond Index, Money Market and S&P 500 Index Master Portfolios on February 10, 1999 and for the Asset Allocation Master Portfolio on November 23, 1999. Accordingly, the financial statements are presented for the ten-month period ended December 31, 1999.

     Security Valuation

     The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     The Money Market Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

     Security Transactions and Income Recognition

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased, except for the Money Market Master Portfolio, are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased, except for the Money Market Master Portfolio, are not amortized. The Money Market Master Portfolio amortizes premium and accretes discount on a straight line basis to maturity.

     Federal Income Taxes

     Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio, therefore, believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Internal Revenue Code of 1986, as amended (the "Code").

     It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


the Code, assuming that the regulated investment company invested all of its assets in the corresponding Master Portfolio.

     Futures Contracts

     The Asset Allocation and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Asset Allocation and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of December 31, 1999 the following Master Portfolios had open long futures contracts outstanding:

     Asset Allocation Master Portfolio

                                                                                              Net
                                                Expiration             Notional        Unrealized
Number of Contracts                 Type              Date       Contract Value      Appreciation
-------------------------------------------------------------------------------------------------
26                         S&P 500 Index          03/17/00         $  9,647,300        $  171,125

    S&P 500 Index Master Portfolio

                                                                                              Net
                                                Expiration             Notional        Unrealized
Number of Contracts                 Type              Date       Contract Value      Appreciation
-------------------------------------------------------------------------------------------------
484                        S&P 500 Index          03/17/00         $179,588,200        $9,872,575

     The Asset Allocation Master Portfolio and the S&P 500 Index Master Portfolio have pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $550,000 and $15,750,000, respectively.

     Repurchase Agreements

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The advisor to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 1999, by the Master Portfolios are collateralized by U.S. Government securities.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.35%, 0.08%, 0.10% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of each Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolios.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.   Investment Portfolio Transactions

     Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the ten months ended December 31, 1999, were as follows:

                                                Asset Allocation                       Bond Index                     S&P 500 Index
                                                Master Portfolio                 Master Portfolio                  Master Portfolio
                                   -----------------------------   ------------------------------   -------------------------------
                                    Period ended      Year ended     Period ended      Year ended     Period ended       Year ended
Aggregate Purchases and Sales of:  Dec. 31,1999*   Feb. 28, 1999   Dec. 31, 1999*   Feb. 28, 1999   Dec. 31, 1999*    Feb. 28, 1999
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                $184,631,771    $ 59,762,796     $117,198,084    $212,693,399     $          0    $            0
  Sales proceeds                     66,864,507     104,374,234       81,492,202      31,894,221                0                 0

OTHER SECURITIES:
  Purchases at cost                $ 33,187,296    $119,884,852     $ 48,301,376    $109,813,822     $751,324,556    $1,187,951,471
  Sales proceeds                    241,826,418      91,468,726       20,740,434       2,543,045      269,734,128       275,613,257

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

4.   Portfolio Securities Loaned

     As of December 31, 1999, certain Master Portfolios had loaned securities which were collateralized by cash and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                                                 Value of               Value of
Master Portfolio                                               Securities             Collateral
------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio                             $41,635,859            $43,441,941
Bond Index Master Portfolio                                   $29,562,869            $30,485,950
S&P 500 Index Master Portfolio                                $47,645,223            $49,172,532

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

5.  FINANCIAL HIGHLIGHTS

    The ratios of expenses and net investment income to average net assets and portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                   For The            For The            For The
                                                              Period Ended         Year Ended         Year Ended
                                                              December 31,       February 28,       February 28,
                                                                     1999*               1999               1998
----------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio
  Ratio of expenses to average net assets+                          0.35%              0.35%              0.35%
  Ratio of net investment income to average net assets+             2.75%              2.24%              3.76%
  Portfolio turnover                                                  39%                33%                57%
Bond Index Master Portfolio
  Ratio of expenses to average net assets+                          0.08%              0.08%              0.08%
  Ratio of net investment income to average net assets+             6.44%              6.31%              6.73%
  Portfolio turnover                                                  25%                28%                59%
Money Market Master Portfolio
  Ratio of expenses to average net assets+                          0.10%              0.10%++              N/A
  Ratio of net investment income to average net assets+             5.23%              5.17%++              N/A
S&P 500 Index Master Portfolio
  Ratio of expenses to average net assets+                          0.05%              0.05%              0.05%
  Ratio of net investment income to average net assets+             1.44%              1.61%              1.89%
  Portfolio turnover                                                   7%                11%                 6%

  * For the ten months ended december 31, 1999. The Master Portfolios changed their fiscal year-ends from February 28 to December 31.
  +  Annualized for period of less than one year.
 ++ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEPENDENT AUDITORS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Asset Allocation Master Portfolio, Bond Index Master Portfolio, Money Market Master Portfolio, and S&P 500 Index Master Portfolio (four of the portfolios comprising Master Investment Portfolio) as of December 31, 1999, and the related statements of operations for the ten-month period then ended and for the year-ended February 28, 1999, except for Money Market Portfolio which is for the ten-month period then ended and the six-month period ended February 28, 1999 and the statements of changes in net assets for the ten-month period then ended and for each of the years in the two-year period ended February 28, 1999, except for Money Market Portfolio which is for the ten-month period ended December 31, 1999 and the six-month period ended February 28, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios of Master Investment Portfolio as of December 31, 1999, the results of their operations and the changes in their net assets for the periods indicated above in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

San Francisco, California
February 11, 2000

Barclays Global Investors Funds, Inc.
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA 02111